Exhibit 99.10

DATED December 1, 2011

Emory Williams

and

ERA MINING MACHINERY LIMITED

SERVICE AGREEMENT

THIS AGREEMENT is made the 1st of December 2011

BETWEEN:

1.        Mr. Emory Williams of Rm. D-31, Tower 1, Park Avenue, No. 6 South Road, Chaoyang Park, Chaoyang District, Beijing 100125, PRC (the “Director”); and

2.        ERA Mining Machinery Limited whose principal place of business in Hong Kong is situate at 9B, Shun Ho Tower, 24-30 Ice House Street, Central (the “Company”).

WHEREAS:

1.        The principal business activity of the group comprising the Company and its subsidiaries (the “Group”) is the manufacturing of hydraulic roof supports in the People’s Republic of China (the “PRC”).

2.        The Director is an executive director of the Company.

3.        The parties hereto have agreed to enter into this Agreement on the terms and conditions hereinafter appearing.

NOW IT IS HEREBY AGREED AND DECLARED as follows:

1.       TERM OF EMPLOYMENT

The Company shall appoint and retain the Director and the Director shall serve the Company as an executive director of the Company and subject to the provisions for determination of this Agreement hereinafter contained such employment shall be for a period of one year or upon the completion of closing and any follow up matters relating to the voluntary conditional offer, whenever is earlier.

2.       DUTIES

(a)      For the duration of this Agreement the Director shall:

(i)            in the discharge of his duties and in the exercise of his powers observe and comply with all resolutions, regulations and directions from time to time made or given by the Board of Directors for the time being of the Company (the “Board”); and

(ii)           be requested to carry out his duties in Hong Kong or such other parts of the world as the Board may request or as the interests, needs, business and opportunities of the Group will require or be deemed advisable by the Board from time to time.

(b)      For the purpose hereof the Director shall if and so long as so required by the Company:

(i)	carry out the duties of his office (as the same is described in sub-clause(a)) on behalf of any subsidiary for the time being of the Company;
(ii)	act as director, officer or employee of any such subsidiary; and
(iii)	carry out such duties attendant on any such appointment as if they were duties to be performed by him on behalf of the Company hereunder.

(c)      The Director shall at all times keep the Board promptly and fully informed (in writing if so requested) of his conduct of the business or affairs of the Company or the Group and provide such explanations as the Board may require in connection therewith.

3.       RESTRICTIONS ON OTHER ACTIVITIES BY THE DIRECTOR

(a)      For so long as the Director is employed under the terms of this Agreement but without prejudice to Clauses 3(b), the Director shall not (except with the prior sanction of a resolution of the Board) be directly or indirectly engaged or concerned or interested in any other business which is in any respect in direct or indirect competition with or in opposition to any business for the time being carried on by any member of the Group , provided that this shall not prohibit the holding (directly or through nominees) of shares, stock or other interests in a company listed on any stock exchange which engages in direct or indirect competition with or in opposition to any business for the time being carried on by any member of the Group as long as such holdings is not more than 10 per cent. of the issued shares or stock of any class of such company. For the avoidance of doubt, the above restriction shall not apply to any holding of shares of the Company.

(b)      In respect of any secret, confidential or private information:

(i)       relating to the affairs of the Group; or

(ii)      relating to the working of any process or invention which is carried on or used by any company in the Group or which he may discover or make during his appointment hereunder; or

(iii)     in respect of which any such company is bound by an obligation of confidence to any third party,

the Director shall not either during or after the termination of the said appointment without limit in point of time:

(i)       divulge or communicate to any person or persons except to those of the officials of the

Group whose province it is to know the same; or

(ii)      use for his own purpose or for any purposes other than those of the Group; or

(iii)     through any failure to exercise all due care and diligence cause any unauthorized disclosure.

but so that these restrictions shall cease to apply to any information or knowledge which may (otherwise than through the default of the Director) become available to the public generally or otherwise required by law or any applicable legislation to be disclosed.

(c)      All notes, memoranda, records and writings made by the Director relative to the business of the Group shall be and remain the property of the Group and shall be handed over by him to the Company (or to such other company in the Group as the case may require) from time to time on demand and in any event upon his leaving the service of the Company and the Director shall not retain any copy thereof.

4.       REMUNERATION AND BENEFITS

4.1     The Director is entitled to a yearly remuneration of RMB600,000 for carrying out his duties hereunder during the continuance of this Agreement. After each completed year of service, the Board shall review the remuneration arrangements for the Director. The Board may also, at its sole and absolute discretion, grant a bonus (by way of cash, share options or otherwise) to the Director taking into account a totality of factors, including but not limited to the performance of the Director and that of the Group.

4.2     Notwithstanding anything to the contrary contained in the Articles of Association or Bye-Laws of the Company or any other company in the Group, the Director shall not be entitled to any remuneration as an officer or employee of the Company or of any other company in the Group in addition to that specified in this Agreement. The Director shall not accept from any business associates or prospective business associates of the Group any gifts or benefits monetary or otherwise without the consent of the Board or in any manner ask for or solicit any such gifts or benefits from business associates or prospective business associates of the Group.

5.       EXPENSES

The Company shall reimburse the Director for all traveling, hotel, entertainment and other out-of-pocket expenses reasonably and properly incurred by him in or about the discharge of his duties hereunder.

6.       INVENTIONS AND OTHER INDUSTRIAL OR INTELLECTUAL PROPERTY

(a)      The parties foresee that the Director may make inventions or create other industrial or intellectual property related to underground mining machinery in the course of his duties hereunder and agree that in this respect the Director has a special responsibility to further the interests of the Group.

(b)     Any invention or improvement or design made or process or information discovered or copyright work or trade mark or trade name created by the Director or any member of the Group during the continuance of his appointment hereunder (whether capable of being patented or registered or not and whether or not made or discovered in the course of his employment hereunder) in conjunction with or in any way affecting or relating to the business of any member of the Group or capable of being used or adapted for use therein or in connection therewith shall forthwith be disclosed to the Company and shall belong to and be the absolute property of such member of the Group as the Company may direct.

(c)      The Director if and whenever required so to do by the Company shall at the expense of the Group apply or join with any member of the Group in applying for letters patent or other protection or registration for any such invention, improvement, design, process, information, work, trade mark, trade name or get-up as aforesaid which belongs to such member and shall at the expense of the Group execute and do all instruments and things necessary for vesting the said letters patent or other protection or registration when obtained and all right title and interest to and in the same in such member absolutely and as sole beneficial owner or in such other person as the Company may specify.

(d)     The Director hereby irrevocably appoints the Company to be his Attorney in his name and on his behalf to execute and do any such instrument or thing and generally to use his name for the purpose of giving to the Company the full benefit of this Clause and in favour of any third party a certificate in writing signed by a director or by the Secretary of the Company that any instrument or act falls within the authority hereby conferred shall be conclusive evidence that such is the case.

7.       TERMINATION

(a)      The appointment of the Director hereunder may be terminated by either party upon or at any time after the anniversary of the date of this Agreement by giving to the other not less than three (3) months’ notice in writing to determine the same. The Company may at its sole and absolute discretion pay a proportionate amount of the salary if any in lieu of any required period of notice.

(b)     This Agreement may be terminated forthwith by the Company without prior notice if the Director shall at any time:

(i)            be disqualified to act as a director of the Company under any applicable law, the Hong Kong Codes on Takeovers and Mergers and Share Repurchases or any rules prescribed by The Stock Exchange of Hong Kong Limited;

(ii)           commit any irredeemable or serious or persistent breach of any of the provisions herein contained;

(iii)          be guilty of any grave misconduct or willful neglect in the discharge of his duties hereunder or guilty of conduct likely to bring himself or any company of the Group into disrepute;

(iv)          become bankrupt or make any arrangement or composition with his creditors;

(v)           become of unsound mind;

(vi)          be convicted of any criminal offence (other than an offence which in the reasonable opinion of the Board does not affect his position as a director of the Company);

(vii)         become permanently incapacitated by accident or ill-health from performing his duties under his Agreement and for the purpose of this sub-clause incapacity for six consecutive months or for an aggregate period of nine months in any period of twelve months shall be deemed to be permanent incapacity.

(c)      If the Company becomes entitled to terminate the appointment of the Director hereunder pursuant to sub-clause (b) it shall be entitled (but without prejudice to its right subsequently to terminate such appointment on the same or any other ground) to suspend the Director either on full or part payment if any or without payment of remuneration for so long as it may think fit.

(d)     If the Director shall cease to be a director of the Company (otherwise than pursuant to the provisions of the Articles of Association of the Company relating to the retirement of directors by rotation, provided that the Director is re-elected at the Annual General Meeting at which he retires) his appointment hereunder shall thereby automatically terminate but if such cessation shall be caused by any act or omission of either party without the consent, concurrence or complicity of the other then such act or omission shall be deemed a breach of this Agreement and termination hereunder shall be without prejudice to any claim for damages in respect of such breach.

(e)      On the termination of his appointment hereunder howsoever arising the Director shall forthwith deliver to the Company all books, documents, records, papers, materials, credit cards, motor cars and other property of or relating to the business of the Group which may then be in his possession or under his power or control.

(f)      If the Director is at any time appointed a director of any member of the Group, he shall upon the termination of this Agreement resign in writing from any office held by him as such director and from all other offices held by him with any other member of the Group and to execute an acknowledgement under seal to the effect that he has no claims against the Company or any of its subsidiaries, (as the case may be) for compensation for loss of office or otherwise.

(g)     The Director shall upon the termination of this Agreement transfer, without payment and in such manner as the Company may require, all such shares in any of the Company’s subsidiaries or associated companies as are held by him as nominee for the Company or any of its subsidiaries as the Company may direct.

(h)     In the event of the Director failing to take any of the actions required to be taken by him under Clauses 7(f) or 7 (g) forthwith upon the request of the Company, the Company is hereby irrevocably and by way of security appointed the attorney of the Director to appoint some person in the name of and on behalf of the Director to sign, seal and deliver resignations to the relevant member of the Group and instruments of transfer of the relevant shares and to file such returns or take such other action as may be necessary or desirable under the Companies Law of the Cayman Islands, the International Business Companies Act 1984 of the laws of British Virgin Islands, the Companies Ordinance and the Stamp Duty Ordinance of Hong Kong, and other applicable legislation. The Director agrees to confirm and ratify such documents and acts.

(i)       Termination of the Director’s appointment hereunder shall be without prejudice to any rights which have accrued at the time of termination or to Clauses 3(b) (all of which shall remain in full force and effect).

The appointment as Director will terminate automatically without any requirement for notice or compensation if you:-

•      vacate your office under the terms of the Company’s Articles of Association or Bye-Laws; or

•      are removed from office as a director by any resolution duly proposed and resolved by the members of the Company in general meeting (provided always that, where a poll is demanded, the result of the poll will count).

8.       NON-SOLICITATION AND RESTRICTIVE COVENANTS

(a)      The Director agrees that during the term of his employment by the Company and for a period of one (1) year thereafter, without prior consent of the Company:

(i)            he will not engage or be engaged in Hong Kong, the PRC and other territories that the Group operates (the “Territory”) whether directly or indirectly in businesses which compete with the core business of the Company consisting of the manufacturing of hydraulic roof supports at any time during his employment hereunder or (in the case of engagements undertaken after such termination) at the time of the termination of his employment hereunder (“Restricted Business”);

(ii)           he will not take employment with any person, firm, company or organisation engaged in the Territory whether directly or indirectly in any business involving or related to any of the Restricted Business (but this restriction shall not operate so as to prohibit an employment none of the duties of which relate to such businesses) nor assist any such person, firm, company or organisation with technical, commercial or professional advice in relation to the Restricted Business;

(iii)          he will not be engaged or concerned or interested as principal shareholder, employee, agent or otherwise whether directly or indirectly in any company, firm or business which as regards any goods or service is a supplier to or a customer of the Company or any other company in the Group at any time during the currency of his employment under this Agreement;

(iv)          he will not either on his own account or for any person, firm, company or organisation solicit or entice or endeavour to solicit or entice away from the Company any director, manager or employee of any company in the Group whether or not such person would commit;

(v)           he will not directly or indirectly employ any person who has during the currency of his employment hereunder been a director, manager, employee of or consultant to any company in the Group and who by reason of such employment is or may be likely to be in possession of any confidential information or trade secrets relating to the Group’s business or the business of the customers of the Group; and

(vi)          he will not either on his own account or for any person, firm, company or organisation solicit business from any person, firm, company or organisation which at any time during the currency of his employment hereunder has dealt with the Company or any other company in the Group or which on the termination of his employment is in the process of negotiating with the Company or any such company in relation to any of the Restricted Business.

(b)     While the restrictions contained in this Clause are considered by the parties to be reasonable in all the circumstances it is recognised that restrictions of the nature in question may fail for technical reasons unforeseen and accordingly it is hereby agreed and declared that if any such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the Group but would be valid if part of the workings thereof were deleted or the periods (if any) thereof were reduced or the range of products or area dealt with thereby were reduced in scope the said restriction shall apply with such modifications as may be necessary to make it valid and effective.

(c)      Since the Director also may obtain in the course of his employment by reason of services rendered for or offices held in any other company in the Group knowledge of the trade secrets or other confidential information of such company the Director hereby agrees that he will at the request and cost of the Company enter into a direct agreement or undertaking with such company whereby he will accept restrictions corresponding to the restrictions herein contained (or such of them as may be appropriate in the circumstances) in relation to such products and services and such area and for such period as such company may reasonably require for the protection of its legitimate interests.

9.       FORMER SERVICE AGREEMENT AND ENTIRE AGREEMENT

(a)      This Agreement shall be in substitution for any previous service agreement between the Company and the Director or between any company in the Group and the Director and for any terms of employment previously in force between the Company and the Director or between any such company and the Director.

(b)     The Director hereby acknowledges that he has no outstanding claims of any kind against any company in the Group.

(c)      This Agreement embodies all the terms and provisions of and relating to the employment of the Director by the Company and/or by any other company in the Group.

(d)     The terms of this Agreement may only be varied in writing by the parties hereto or their duly authorised agents.

10.     INTERPRETATION

(a)      The headings to the Clauses are for convenience only and have no legal effect.

(b)     In this Agreement, words importing the singular include the plural and vice versa, words importing gender or the neuter include both genders and the neuter and references to persons include bodies corporate or unincorporate.

(c)      References herein to “Clauses” are to clauses of this Agreement.

(d)     References to any statute or statutory provision shall be construed as references to such statute or statutory provision as respectively amended, consolidated or re-enacted, or as its operation is modified by any other statute or statutory provision (whether with or without modification), and shall include any subsidiary legislation enacted under the relevant statute.

11.     NOTICES

(a)      Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent by post or airmail or by facsimile transmission to the relevant party at its address or fax number set out below (or such other address or fax number as the addressee has by five (5) days’ prior written notice specified to the other party):-

To the Company:	ERA Mining Machinery Limited
9/F., Shun Ho Tower,
24-30 Ice House Street,
Central, Hong Kong.

Fax Number: (852) 2973 0881
Attention: The Chairman/The Company Secretary

To the Director:	Mr. Emory Williams
Rm. D-31, Tower 1, Park Avenue, No. 6 South Road, Chaoyang
Park, Chaoyang District, Beijing 100125, PRC
Fax Number: +8610 6439 2418

(b)     Any notice, demand or other communication so addressed to the relevant party shall be in English and shall be deemed to have been delivered (i) if given or made by post shall be deemed received 3 business days after the date of despatch; (ii) if given or made by hand, when delivered at the address referred to above; and (iii) if given or made by fax, when despatched subject to receipt of uninterrupted transmission provided that any fax received after 5:00 pm. shall be deemed received at 9:00 a.m. on the immediately following business day.

(c)      For the purposes of this clause, “business day” means any day (including Saturday) on which banks in Hong Kong generally are open for business.

12.     SEVERABILITY

If at any time any provision of this Agreement is or becomes invalid, illegal, unenforceable or incapable of performance in any respect, such provision shall be deemed to be deleted from this Agreement, and the validity, legality, enforceability or performance of the remaining provisions of this Agreement shall not thereby in any respect be affected or impaired.

13.     WAIVER AND OTHER RIGHTS

(a)      No single or partial exercise of, or failure or omission to exercise or delay in exercising any right, power or remedy vested in either party under or pursuant to this Agreement or otherwise shall constitute a waiver by such party of such or any other right, power or remedy.

(b)      Any right, power or remedy expressly conferred upon either party under this Agreement shall be in addition to and without prejudice to all other rights, powers and remedies which would otherwise be available to such party under this Agreement or at law.

14.     TIME

Time shall be of the essence of this Agreement, both as regards the dates and periods specifically mentioned in this Agreement and as to any date and period which may by written agreement between or on behalf of the parties be substituted for them.

15.     ASSIGNMENT

This Agreement shall not be capable of being assigned by either party to any person.

16.     SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon the parties and the successors and permitted assigns of the Company, and shall ensure to the benefit of, and be enforceable by, the parties and the successors and permitted assigns of the Company.

17.     COUNTERPARTS

This Agreement may be executed in any member of counterparts and by either party on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

18.     CHOICE OF LAW

This Agreement shall be governed by and construed in accordance with Hong Kong law and the parties hereto submit to the non-exclusive jurisdiction of the Hong Kong Courts in the determination of any dispute arising hereunder.

IN WITNESS whereof the parties hereto have set their respective hands the day and year first above written.

SIGNED by )
the Director in the presence of:	) )

SIGNED by	)
a director, for and on	)
behalf of the Company	)
in the presence of:	)

Exhibit 99.6

DATED December 1, 2011

Li Rubo

and

ERA MINING MACHINERY LIMITED

SERVICE AGREEMENT

THIS AGREEMENT is made the 1st of December 2011

BETWEEN:

1.        Mr. Li Rubo of No. 82 Shuangyu Villa, Hoshayu, Shunyi District, Beijing, PRC (the “Director”); and

2.        ERA Mining Machinery Limited whose principal place of business in Hong Kong is situate at 9B, Shun Ho Tower, 24-30 Ice House Street, Central (the “Company”).

WHEREAS:

1.        The principal business activity of the group comprising the Company and its subsidiaries (the “Group”) is the manufacturing of hydraulic roof supports in the People’s Republic of China (the “PRC”).

2.        The Director is an executive director of the Company.

3.        The parties hereto have agreed to enter into this Agreement on the terms and conditions hereinafter appearing.

NOW IT IS HEREBY AGREED AND DECLARED as follows:

1.       TERM OF EMPLOYMENT

The Company shall appoint and retain the Director and the Director shall serve the Company as an executive director of the Company and subject to the provisions for determination of this Agreement hereinafter contained such employment shall be for a period of one year or upon the completion of closing and any follow up matters relating to the voluntary conditional offer, whenever is earlier.

2.       DUTIES

(a)      For the duration of this Agreement the Director shall:

(i)       in the discharge of his duties and in the exercise of his powers observe and comply with all resolutions, regulations and directions from time to time made or given by the Board of Directors for the time being of the Company (the “Board”); and

(ii)      be requested to carry out his duties in Hong Kong or such other parts of the world as the Board may request or as the interests, needs, business and opportunities of the Group will require or be deemed advisable by the Board from time to time.

(b)     For the purpose hereof the Director shall if and so long as so required by the Company:

(i)         carry out the duties of his office (as the same is described in sub-clause(a)) on behalf of any subsidiary for the time being of the Company;

(ii)        act as director, officer or employee of any such subsidiary; and

(iii)       carry out such duties attendant on any such appointment as if they were duties to be performed by him on behalf of the Company hereunder.

(c)      The Director shall at all times keep the Board promptly and fully informed (in writing if so requested) of his conduct of the business or affairs of the Company or the Group and provide such explanations as the Board may require in connection therewith.

3.       RESTRICTIONS ON OTHER ACTIVITIES BY THE DIRECTOR

(a)      For so long as the Director is employed under the terms of this Agreement but without prejudice to Clauses 3(b), the Director shall not (except with the prior sanction of a resolution of the Board) be directly or indirectly engaged or concerned or interested in any other business which is in any respect in direct or indirect competition with or in opposition to any business for the time being carried on by any member of the Group , provided that this shall not prohibit the holding (directly or through nominees) of shares, stock or other interests in a company listed on any stock exchange which engages in direct or indirect competition with or in opposition to any business for the time being carried on by any member of the Group as long as such holdings is not more than 10 per cent. of the issued shares or stock of any class of such company. For the avoidance of doubt, the above restriction shall not apply to any holding of shares of the Company.

(b)     In respect of any secret, confidential or private information:

(i)         relating to the affairs of the Group; or

(ii)        relating to the working of any process or invention which is carried on or used by any company in the Group or which he may discover or make during his appointment hereunder; or

(iii)       in respect of which any such company is bound by an obligation of confidence to any third party,

the Director shall not either during or after the termination of the said appointment without limit in point of time:

(i)       divulge or communicate to any person or persons except to those of the officials of the

Group whose province it is to know the same; or

(ii)      use for his own purpose or for any purposes other than those of the Group; or

(iii)     through any failure to exercise all due care and diligence cause any unauthorized disclosure.

but so that these restrictions shall cease to apply to any information or knowledge which may (otherwise than through the default of the Director) become available to the public generally or otherwise required by law or any applicable legislation to be disclosed.

(c)      All notes, memoranda, records and writings made by the Director relative to the business of the Group shall be and remain the property of the Group and shall be handed over by him to the Company (or to such other company in the Group as the case may require) from time to time on demand and in any event upon his leaving the service of the Company and the Director shall not retain any copy thereof.

4.       REMUNERATION AND BENEFITS

4.1      The Director is entitled to a yearly remuneration of RMB600,000 for carrying out his duties hereunder during the continuance of this Agreement. After each completed year of service, the Board shall review the remuneration arrangements for the Director. The Board may also, at its sole and absolute discretion, grant a bonus (by way of cash, share options or otherwise) to the Director taking into account a totality of factors, including but not limited to the performance of the Director and that of the Group.

4.2      Notwithstanding anything to the contrary contained in the Articles of Association or Bye-Laws of the Company or any other company in the Group, the Director shall not be entitled to any remuneration as an officer or employee of the Company or of any other company in the Group in addition to that specified in this Agreement. The Director shall not accept from any business associates or prospective business associates of the Group any gifts or benefits monetary or otherwise without the consent of the Board or in any manner ask for or solicit any such gifts or benefits from business associates or prospective business associates of the Group.

5.       EXPENSES

The Company shall reimburse the Director for all traveling, hotel, entertainment and other out-of-pocket expenses reasonably and properly incurred by him in or about the discharge of his duties hereunder.

6.       INVENTIONS AND OTHER INDUSTRIAL OR INTELLECTUAL PROPERTY

(a)      The parties foresee that the Director may make inventions or create other industrial or intellectual property related to underground mining machinery in the course of his duties hereunder and agree that in this respect the Director has a special responsibility to further the interests of the Group.

(b)      Any invention or improvement or design made or process or information discovered or copyright work or trade mark or trade name created by the Director or any member of the Group during the continuance of his appointment hereunder (whether capable of being patented or registered or not and whether or not made or discovered in the course of his employment hereunder) in conjunction with or in any way affecting or relating to the business of any member of the Group or capable of being used or adapted for use therein or in connection therewith shall forthwith be disclosed to the Company and shall belong to and be the absolute property of such member of the Group as the Company may direct.

(c)      The Director if and whenever required so to do by the Company shall at the expense of the Group apply or join with any member of the Group in applying for letters patent or other protection or registration for any such invention, improvement, design, process, information, work, trade mark, trade name or get-up as aforesaid which belongs to such member and shall at the expense of the Group execute and do all instruments and things necessary for vesting the said letters patent or other protection or registration when obtained and all right title and interest to and in the same in such member absolutely and as sole beneficial owner or in such other person as the Company may specify.

(d)      The Director hereby irrevocably appoints the Company to be his Attorney in his name and on his behalf to execute and do any such instrument or thing and generally to use his name for the purpose of giving to the Company the full benefit of this Clause and in favour of any third party a certificate in writing signed by a director or by the Secretary of the Company that any instrument or act falls within the authority hereby conferred shall be conclusive evidence that such is the case.

7.       TERMINATION

(a)      The appointment of the Director hereunder may be terminated by either party upon or at any time after the anniversary of the date of this Agreement by giving to the other not less than three (3) months’ notice in writing to determine the same. The Company may at its sole and absolute discretion pay a proportionate amount of the salary if any in lieu of any required period of notice.

(b)     This Agreement may be terminated forthwith by the Company without prior notice if the Director shall at any time:

(i)         be disqualified to act as a director of the Company under any applicable law, the Hong Kong Codes on Takeovers and Mergers and Share Repurchases or any rules prescribed by The Stock Exchange of Hong Kong Limited ;

(ii)        commit any irredeemable or serious or persistent breach of any of the provisions herein contained;

(iii)       be guilty of any grave misconduct or willful neglect in the discharge of his duties hereunder or guilty of conduct likely to bring himself or any company of the Group into disrepute;

(iv)       become bankrupt or make any arrangement or composition with his creditors;

(v)        become of unsound mind;

(vi)       be convicted of any criminal offence (other than an offence which in the reasonable opinion of the Board does not affect his position as a director of the Company);

(vii)      become permanently incapacitated by accident or ill-health from performing his duties under his Agreement and for the purpose of this sub-clause incapacity for six consecutive months or for an aggregate period of nine months in any period of twelve months shall be deemed to be permanent incapacity.

(c)      If the Company becomes entitled to terminate the appointment of the Director hereunder pursuant to sub-clause (b) it shall be entitled (but without prejudice to its right subsequently to terminate such appointment on the same or any other ground) to suspend the Director either on full or part payment if any or without payment of remuneration for so long as it may think fit.

(d)     If the Director shall cease to be a director of the Company (otherwise than pursuant to the provisions of the Articles of Association of the Company relating to the retirement of directors by rotation, provided that the Director is re-elected at the Annual General Meeting at which he retires) his appointment hereunder shall thereby automatically terminate but if such cessation shall be caused by any act or omission of either party without the consent, concurrence or complicity of the other then such act or omission shall be deemed a breach of this Agreement and termination hereunder shall be without prejudice to any claim for damages in respect of such breach.

(e)      On the termination of his appointment hereunder howsoever arising the Director shall forthwith deliver to the Company all books, documents, records, papers, materials, credit cards, motor cars and other property of or relating to the business of the Group which may then be in his possession or under his power or control.

(f)      If the Director is at any time appointed a director of any member of the Group, he shall upon the termination of this Agreement resign in writing from any office held by him as such director and from all other offices held by him with any other member of the Group and to execute an acknowledgement under seal to the effect that he has no claims against the Company or any of its subsidiaries, (as the case may be) for compensation for loss of office or otherwise.

(g)     The Director shall upon the termination of this Agreement transfer, without payment and in such manner as the Company may require, all such shares in any of the Company’s subsidiaries or associated companies as are held by him as nominee for the Company or any of its subsidiaries as the Company may direct.

(h)     In the event of the Director failing to take any of the actions required to be taken by him under Clauses 7(f) or 7 (g) forthwith upon the request of the Company, the Company is hereby irrevocably and by way of security appointed the attorney of the Director to appoint some person in the name of and on behalf of the Director to sign, seal and deliver resignations to the relevant member of the Group and instruments of transfer of the relevant shares and to file such returns or take such other action as may be necessary or desirable under the Companies Law of the Cayman Islands, the International Business Companies Act 1984 of the laws of British Virgin Islands, the Companies Ordinance and the Stamp Duty Ordinance of Hong Kong, and other applicable legislation. The Director agrees to confirm and ratify such documents and acts.

(i)       Termination of the Director’s appointment hereunder shall be without prejudice to any rights which have accrued at the time of termination or to Clauses 3(b) (all of which shall remain in full force and effect).

The appointment as Director will terminate automatically without any requirement for notice or compensation if you:-

•      vacate your office under the terms of the Company’s Articles of Association or Bye-Laws; or

•      are removed from office as a director by any resolution duly proposed and resolved by the members of the Company in general meeting (provided always that, where a poll is demanded, the result of the poll will count).

8.       NON-SOLICITATION AND RESTRICTIVE COVENANTS

(a)      The Director agrees that during the term of his employment by the Company and for a period of one (1) year thereafter, without prior consent of the Company :

(i)         he will not engage or be engaged in Hong Kong, the PRC and other territories that the Group operates (the “Territory”) whether directly or indirectly in businesses which compete with the core business of the Company consisting of the manufacturing of hydraulic roof supports at any time during his employment hereunder or (in the case of engagements undertaken after such termination) at the time of the termination of his employment hereunder (“Restricted Business”);

(ii)        he will not take employment with any person, firm, company or organisation engaged in the Territory whether directly or indirectly in any business involving or related to any of the Restricted Business (but this restriction shall not operate so as to prohibit an employment none of the duties of which relate to such businesses) nor assist any such person, firm, company or organisation with technical, commercial or professional advice in relation to the Restricted Business;

(iii)       he will not be engaged or concerned or interested as principal shareholder, employee, agent or otherwise whether directly or indirectly in any company, firm or business which as regards any goods or service is a supplier to or a customer of the Company or any other company in the Group at any time during the currency of his employment under this Agreement;

(iv)       he will not either on his own account or for any person, firm, company or organisation solicit or entice or endeavour to solicit or entice away from the Company any director, manager or employee of any company in the Group whether or not such person would commit;

(v)        he will not directly or indirectly employ any person who has during the currency of his employment hereunder been a director, manager, employee of or consultant to any company in the Group and who by reason of such employment is or may be likely to be in possession of any confidential information or trade secrets relating to the Group’s business or the business of the customers of the Group; and

(vi)       he will not either on his own account or for any person, firm, company or organisation solicit business from any person, firm, company or organisation which at any time during the currency of his employment hereunder has dealt with the Company or any other company in the Group or which on the termination of his employment is in the process of negotiating with the Company or any such company in relation to any of the Restricted Business.

(b)      While the restrictions contained in this Clause are considered by the parties to be reasonable in all the circumstances it is recognised that restrictions of the nature in question may fail for technical reasons unforeseen and accordingly it is hereby agreed and declared that if any such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the Group but would be valid if part of the workings thereof were deleted or the periods (if any) thereof were reduced or the range of products or area dealt with thereby were reduced in scope the said restriction shall apply with such modifications as may be necessary to make it valid and effective.

(c)      Since the Director also may obtain in the course of his employment by reason of services rendered for or offices held in any other company in the Group knowledge of the trade secrets or other confidential information of such company the Director hereby agrees that he will at the request and cost of the Company enter into a direct agreement or undertaking with such company whereby he will accept restrictions corresponding to the restrictions herein contained (or such of them as may be appropriate in the circumstances) in relation to such products and services and such area and for such period as such company may reasonably require for the protection of its legitimate interests.

9.       FORMER SERVICE AGREEMENT AND ENTIRE AGREEMENT

(a)      This Agreement shall be in substitution for any previous service agreement between the Company and the Director or between any company in the Group and the Director and for any terms of employment previously in force between the Company and the Director or between any such company and the Director.

(b)     The Director hereby acknowledges that he has no outstanding claims of any kind against any company in the Group.

(c)      This Agreement embodies all the terms and provisions of and relating to the employment of the Director by the Company and/or by any other company in the Group.

(d)     The terms of this Agreement may only be varied in writing by the parties hereto or their duly authorised agents.

10.     INTERPRETATION

(a)      The headings to the Clauses are for convenience only and have no legal effect.

(b)     In this Agreement, words importing the singular include the plural and vice versa, words importing gender or the neuter include both genders and the neuter and references to persons include bodies corporate or unincorporate.

(c)      References herein to “Clauses” are to clauses of this Agreement.

(d)     References to any statute or statutory provision shall be construed as references to such statute or statutory provision as respectively amended, consolidated or re-enacted, or as its operation is modified by any other statute or statutory provision (whether with or without modification), and shall include any subsidiary legislation enacted under the relevant statute.

11.     NOTICES

(a)      Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent by post or airmail or by facsimile transmission to the relevant party at its address or fax number set out below (or such other address or fax number as the addressee has by five (5) days’ prior written notice specified to the other party):-

To the Company:	ERA Mining Machinery Limited
9/F., Shun Ho Tower,
24-30 Ice House Street,
Central, Hong Kong.

Fax Number: (852) 2973 0881
Attention: The Chairman/The Company Secretary

To the Director:	Mr. Li Rubo
No. 82 Shuangyu Villa, Hoshayu, Shunyi District, Beijing, PRC

Fax Number: +8610 6439 2418

(b)     Any notice, demand or other communication so addressed to the relevant party shall be in English and shall be deemed to have been delivered (i) if given or made by post shall be deemed received 3 business days after the date of despatch; (ii) if given or made by hand, when delivered at the address referred to above; and (iii) if given or made by fax, when despatched subject to receipt of uninterrupted transmission provided that any fax received after 5:00 pm. shall be deemed received at 9:00 a.m. on the immediately following business day.

(c)      For the purposes of this clause, “business day” means any day (including Saturday) on which banks in Hong Kong generally are open for business.

12.     SEVERABILITY

If at any time any provision of this Agreement is or becomes invalid, illegal, unenforceable or incapable of performance in any respect, such provision shall be deemed to be deleted from this Agreement, and the validity, legality, enforceability or performance of the remaining provisions of this Agreement shall not thereby in any respect be affected or impaired.

13.     WAIVER AND OTHER RIGHTS

(a)      No single or partial exercise of, or failure or omission to exercise or delay in exercising any right, power or remedy vested in either party under or pursuant to this Agreement or otherwise shall constitute a waiver by such party of such or any other right, power or remedy.

(b)      Any right, power or remedy expressly conferred upon either party under this Agreement shall be in addition to and without prejudice to all other rights, powers and remedies which would otherwise be available to such party under this Agreement or at law.

14.     TIME

Time shall be of the essence of this Agreement, both as regards the dates and periods specifically mentioned in this Agreement and as to any date and period which may by written agreement between or on behalf of the parties be substituted for them.

15.     ASSIGNMENT

This Agreement shall not be capable of being assigned by either party to any person.

16.     SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon the parties and the successors and permitted assigns of the Company, and shall ensure to the benefit of, and be enforceable by, the parties and the successors and permitted assigns of the Company.

17.     COUNTERPARTS

This Agreement may be executed in any member of counterparts and by either party on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

18.     CHOICE OF LAW

This Agreement shall be governed by and construed in accordance with Hong Kong law and the parties hereto submit to the non-exclusive jurisdiction of the Hong Kong Courts in the determination of any dispute arising hereunder.

IN WITNESS whereof the parties hereto have set their respective hands the day and year first above written.

SIGNED by )		/s/ Li Rubo
the Director	)
in the presence of:	)

SIGNED by a director, for and on behalf of the Company in the presence of:	) ) ) )	/s/ Emory Williams

Exhibit 99.7

DATED 1 December 2011

WANG FU

and

ERA MINING MACHINERY LIMITED

SERVICE AGREEMENT

THIS AGREEMENT is made the 1st of December 2011

BETWEEN:

1.        Mr. Wang Fu of 1-4, Plot 17, Jinhuayuan Residential Plot, Jinju Street, Hi-Tech Industry Development Zone, Zhengzhou, PRC (the “Director”); and

2.        ERA Mining Machinery Limited whose principal place of business in Hong Kong is situate at 9B, Shun Ho Tower, 24-30 Ice House Street, Central (the “Company”).

WHEREAS:

1.        The principal business activity of the group comprising the Company and its subsidiaries (the “Group”) is the manufacturing of hydraulic roof supports in the People’s Republic of China (the “PRC”).

2.        The Director is an executive director of the Company.

3.        The parties hereto have agreed to enter into this Agreement on the terms and conditions hereinafter appearing.

NOW IT IS HEREBY AGREED AND DECLARED as follows:

1.       TERM OF EMPLOYMENT

The Company shall appoint and retain the Director and the Director shall serve the Company as an executive director of the Company and subject to the provisions for determination of this Agreement hereinafter contained such employment shall be for a period of one year or upon the completion of closing and any follow up matters relating to the voluntary conditional offer, whenever is earlier.

2.       DUTIES

(a)      For the duration of this Agreement the Director shall:

(i)          in the discharge of his duties and in the exercise of his powers observe and comply with all resolutions, regulations and directions from time to time made or given by the Board of Directors for the time being of the Company (the “Board”); and

(ii)         be requested to carry out his duties in Hong Kong or such other parts of the world as the Board may request or as the interests, needs, business and opportunities of the Group will require or be deemed advisable by the Board from time to time.

(b)     For the purpose hereof the Director shall if and so long as so required by the Company:

(i)       carry out the duties of his office (as the same is described in sub-clause(a)) on behalf of any subsidiary for the time being of the Company;

(ii)      act as director, officer or employee of any such subsidiary; and

(iii)     carry out such duties attendant on any such appointment as if they were duties to be performed by him on behalf of the Company hereunder.

(c)      The Director shall at all times keep the Board promptly and fully informed (in writing if so requested) of his conduct of the business or affairs of the Company or the Group and provide such explanations as the Board may require in connection therewith.

3.       RESTRICTIONS ON OTHER ACTIVITIES BY THE DIRECTOR

(a)      For so long as the Director is employed under the terms of this Agreement but without prejudice to Clauses 3(b), the Director shall not (except with the prior sanction of a resolution of the Board) be directly or indirectly engaged or concerned or interested in any other business which is in any respect in direct or indirect competition with or in opposition to any business for the time being carried on by any member of the Group , provided that this shall not prohibit the holding (directly or through nominees) of shares, stock or other interests in a company listed on any stock exchange which engages in direct or indirect competition with or in opposition to any business for the time being carried on by any member of the Group as long as such holdings is not more than 10 per cent. of the issued shares or stock of any class of such company. For the avoidance of doubt, the above restriction shall not apply to any holding of shares of the Company.

(b)     In respect of any secret, confidential or private information:

(i)      relating to the affairs of the Group; or

(ii)     relating to the working of any process or invention which is carried on or used by any company in the Group or which he may discover or make during his appointment hereunder; or

(iii)    in respect of which any such company is bound by an obligation of confidence to any third party,

the Director shall not either during or after the termination of the said appointment without limit in point of time:

(i)       divulge or communicate to any person or persons except to those of the officials of the

Group whose province it is to know the same; or

(ii)      use for his own purpose or for any purposes other than those of the Group; or

(iii)     through any failure to exercise all due care and diligence cause any unauthorized disclosure.

but so that these restrictions shall cease to apply to any information or knowledge which may (otherwise than through the default of the Director) become available to the public generally or otherwise required by law or any applicable legislation to be disclosed.

(c)      All notes, memoranda, records and writings made by the Director relative to the business of the Group shall be and remain the property of the Group and shall be handed over by him to the Company (or to such other company in the Group as the case may require) from time to time on demand and in any event upon his leaving the service of the Company and the Director shall not retain any copy thereof.

4.       REMUNERATION AND BENEFITS

4.1     The Director is entitled to a yearly remuneration of RMB600,000 for carrying out his duties hereunder during the continuance of this Agreement. After each completed year of service, the Board shall review the remuneration arrangements for the Director. The Board may also, at its sole and absolute discretion, grant a bonus (by way of cash, share options or otherwise) to the Director taking into account a totality of factors, including but not limited to the performance of the Director and that of the Group.

4.2      Notwithstanding anything to the contrary contained in the Articles of Association or Bye-Laws of the Company or any other company in the Group, the Director shall not be entitled to any remuneration as an officer or employee of the Company or of any other company in the Group in addition to that specified in this Agreement. The Director shall not accept from any business associates or prospective business associates of the Group any gifts or benefits monetary or otherwise without the consent of the Board or in any manner ask for or solicit any such gifts or benefits from business associates or prospective business associates of the Group.

5.       EXPENSES

The Company shall reimburse the Director for all traveling, hotel, entertainment and other out-of-pocket expenses reasonably and properly incurred by him in or about the discharge of his duties hereunder.

6.       INVENTIONS AND OTHER INDUSTRIAL OR INTELLECTUAL PROPERTY

(a)      The parties foresee that the Director may make inventions or create other industrial or intellectual property related to underground mining machinery in the course of his duties hereunder and agree that in this respect the Director has a special responsibility to further the interests of the Group.

(b)      Any invention or improvement or design made or process or information discovered or copyright work or trade mark or trade name created by the Director or any member of the Group during the continuance of his appointment hereunder (whether capable of being patented or registered or not and whether or not made or discovered in the course of his employment hereunder) in conjunction with or in any way affecting or relating to the business of any member of the Group or capable of being used or adapted for use therein or in connection therewith shall forthwith be disclosed to the Company and shall belong to and be the absolute property of such member of the Group as the Company may direct.

(c)      The Director if and whenever required so to do by the Company shall at the expense of the Group apply or join with any member of the Group in applying for letters patent or other protection or registration for any such invention, improvement, design, process, information, work, trade mark, trade name or get-up as aforesaid which belongs to such member and shall at the expense of the Group execute and do all instruments and things necessary for vesting the said letters patent or other protection or registration when obtained and all right title and interest to and in the same in such member absolutely and as sole beneficial owner or in such other person as the Company may specify.

(d)      The Director hereby irrevocably appoints the Company to be his Attorney in his name and on his behalf to execute and do any such instrument or thing and generally to use his name for the purpose of giving to the Company the full benefit of this Clause and in favour of any third party a certificate in writing signed by a director or by the Secretary of the Company that any instrument or act falls within the authority hereby conferred shall be conclusive evidence that such is the case.

7.       TERMINATION

(a)      The appointment of the Director hereunder may be terminated by either party upon or at any time after the anniversary of the date of this Agreement by giving to the other not less than three (3) months’ notice in writing to determine the same. The Company may at its sole and absolute discretion pay a proportionate amount of the salary if any in lieu of any required period of notice.

(b)     This Agreement may be terminated forthwith by the Company without prior notice if the Director shall at any time:

(i)          be disqualified to act as a director of the Company under any applicable law, the Hong Kong Codes on Takeovers and Mergers and Share Repurchases or any rules prescribed by The Stock Exchange of Hong Kong Limited ;

(ii)         commit any irredeemable or serious or persistent breach of any of the provisions herein contained;

(iii)        be guilty of any grave misconduct or willful neglect in the discharge of his duties hereunder or guilty of conduct likely to bring himself or any company of the Group into disrepute;

(iv)        become bankrupt or make any arrangement or composition with his creditors;

(v)         become of unsound mind;

(vi)        be convicted of any criminal offence (other than an offence which in the reasonable opinion of the Board does not affect his position as a director of the Company);

(vii)       become permanently incapacitated by accident or ill-health from performing his duties under his Agreement and for the purpose of this sub-clause incapacity for six consecutive months or for an aggregate period of nine months in any period of twelve months shall be deemed to be permanent incapacity.

(c)      If the Company becomes entitled to terminate the appointment of the Director hereunder pursuant to sub-clause (b) it shall be entitled (but without prejudice to its right subsequently to terminate such appointment on the same or any other ground) to suspend the Director either on full or part payment if any or without payment of remuneration for so long as it may think fit.

(d)     If the Director shall cease to be a director of the Company (otherwise than pursuant to the provisions of the Articles of Association of the Company relating to the retirement of directors by rotation, provided that the Director is re-elected at the Annual General Meeting at which he retires) his appointment hereunder shall thereby automatically terminate but if such cessation shall be caused by any act or omission of either party without the consent, concurrence or complicity of the other then such act or omission shall be deemed a breach of this Agreement and termination hereunder shall be without prejudice to any claim for damages in respect of such breach.

(e)      On the termination of his appointment hereunder howsoever arising the Director shall forthwith deliver to the Company all books, documents, records, papers, materials, credit cards, motor cars and other property of or relating to the business of the Group which may then be in his possession or under his power or control.

(f)      If the Director is at any time appointed a director of any member of the Group, he shall upon the termination of this Agreement resign in writing from any office held by him as such director and from all other offices held by him with any other member of the Group and to execute an acknowledgement under seal to the effect that he has no claims against the Company or any of its subsidiaries, (as the case may be) for compensation for loss of office or otherwise.

(g)     The Director shall upon the termination of this Agreement transfer, without payment and in such manner as the Company may require, all such shares in any of the Company’s subsidiaries or associated companies as are held by him as nominee for the Company or any of its subsidiaries as the Company may direct.

(h)     In the event of the Director failing to take any of the actions required to be taken by him under Clauses 7(f) or 7 (g) forthwith upon the request of the Company, the Company is hereby irrevocably and by way of security appointed the attorney of the Director to appoint some person in the name of and on behalf of the Director to sign, seal and deliver resignations to the relevant member of the Group and instruments of transfer of the relevant shares and to file such returns or take such other action as may be necessary or desirable under the Companies Law of the Cayman Islands, the International Business Companies Act 1984 of the laws of British Virgin Islands, the Companies Ordinance and the Stamp Duty Ordinance of Hong Kong, and other applicable legislation. The Director agrees to confirm and ratify such documents and acts.

(i)       Termination of the Director’s appointment hereunder shall be without prejudice to any rights which have accrued at the time of termination or to Clauses 3(b) (all of which shall remain in full force and effect).

The appointment as Director will terminate automatically without any requirement for notice or compensation if you:-

•      vacate your office under the terms of the Company’s Articles of Association or Bye-Laws; or

•      are removed from office as a director by any resolution duly proposed and resolved by the members of the Company in general meeting (provided always that, where a poll is demanded, the result of the poll will count).

8.       NON-SOLICITATION AND RESTRICTIVE COVENANTS

(a)      The Director agrees that during the term of his employment by the Company and for a period of one (1) year thereafter, without prior consent of the Company :

(i)         he will not engage or be engaged in Hong Kong, the PRC and other territories that the Group operates (the “Territory”) whether directly or indirectly in businesses which compete with the core business of the Company consisting of the manufacturing of hydraulic roof supports at any time during his employment hereunder or (in the case of engagements undertaken after such termination) at the time of the termination of his employment hereunder (“Restricted Business”);

(ii)        he will not take employment with any person, firm, company or organisation engaged in the Territory whether directly or indirectly in any business involving or related to any of the Restricted Business (but this restriction shall not operate so as to prohibit an employment none of the duties of which relate to such businesses) nor assist any such person, firm, company or organisation with technical, commercial or professional advice in relation to the Restricted Business;

(iii)       he will not be engaged or concerned or interested as principal shareholder, employee, agent or otherwise whether directly or indirectly in any company, firm or business which as regards any goods or service is a supplier to or a customer of the Company or any other company in the Group at any time during the currency of his employment under this Agreement;

(iv)       he will not either on his own account or for any person, firm, company or organisation solicit or entice or endeavour to solicit or entice away from the Company any director, manager or employee of any company in the Group whether or not such person would commit;

(v)        he will not directly or indirectly employ any person who has during the currency of his employment hereunder been a director, manager, employee of or consultant to any company in the Group and who by reason of such employment is or may be likely to be in possession of any confidential information or trade secrets relating to the Group’s business or the business of the customers of the Group; and

(vi)       he will not either on his own account or for any person, firm, company or organisation solicit business from any person, firm, company or organisation which at any time during the currency of his employment hereunder has dealt with the Company or any other company in the Group or which on the termination of his employment is in the process of negotiating with the Company or any such company in relation to any of the Restricted Business.

(b)     While the restrictions contained in this Clause are considered by the parties to be reasonable in all the circumstances it is recognised that restrictions of the nature in question may fail for technical reasons unforeseen and accordingly it is hereby agreed and declared that if any such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the Group but would be valid if part of the workings thereof were deleted or the periods (if any) thereof were reduced or the range of products or area dealt with thereby were reduced in scope the said restriction shall apply with such modifications as may be necessary to make it valid and effective.

(c)      Since the Director also may obtain in the course of his employment by reason of services rendered for or offices held in any other company in the Group knowledge of the trade secrets or other confidential information of such company the Director hereby agrees that he will at the request and cost of the Company enter into a direct agreement or undertaking with such company whereby he will accept restrictions corresponding to the restrictions herein contained (or such of them as may be appropriate in the circumstances) in relation to such products and services and such area and for such period as such company may reasonably require for the protection of its legitimate interests.

9.       FORMER SERVICE AGREEMENT AND ENTIRE AGREEMENT

(a)      This Agreement shall be in substitution for any previous service agreement between the Company and the Director or between any company in the Group and the Director and for any terms of employment previously in force between the Company and the Director or between any such company and the Director.

(b)      The Director hereby acknowledges that he has no outstanding claims of any kind against any company in the Group.

(c)      This Agreement embodies all the terms and provisions of and relating to the employment of the Director by the Company and/or by any other company in the Group.

(d)     The terms of this Agreement may only be varied in writing by the parties hereto or their duly authorised agents.

10.	INTERPRETATION

	(a)	The headings to the Clauses are for convenience only and have no legal effect.

(b)

In this Agreement, words importing the singular include the plural and vice versa, words importing gender or the neuter include both genders and the neuter and references to persons include bodies corporate or unincorporate.

	(c)	References herein to “Clauses” are to clauses of this Agreement.

(d)

References to any statute or statutory provision shall be construed as references to such statute or statutory provision as respectively amended, consolidated or re-enacted, or as its operation is modified by any other statute or statutory provision (whether with or without modification), and shall include any subsidiary legislation enacted under the relevant statute.

11.	NOTICES

(a)

Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent by post or airmail or by facsimile transmission to the relevant party at its address or fax number set out below (or such other address or fax number as the addressee has by five (5) days’ prior written notice specified to the other party):-

		To the Company:	ERA Mining Machinery Limited
9/F., Shun Ho Tower,
24-30 Ice House Street,
Central, Hong Kong.

Fax Number: (852) 2973 0881
Attention: The Chairman/The Company Secretary

		To the Director:	Mr. Emory Williams
Rm. D-31, Tower 1, Park Avenue, No. 6 South Road, Chaoyang
Park, Chaoyang District, Beijing 100125, PRC
Fax Number: +8610 6439 2418

(b)     Any notice, demand or other communication so addressed to the relevant party shall be in English and shall be deemed to have been delivered (i) if given or made by post shall be deemed received 3 business days after the date of despatch; (ii) if given or made by hand, when delivered at the address referred to above; and (iii) if given or made by fax, when despatched subject to receipt of uninterrupted transmission provided that any fax received after 5:00 pm. shall be deemed received at 9:00 a.m. on the immediately following business day.

(c)      For the purposes of this clause, “business day” means any day (including Saturday) on which banks in Hong Kong generally are open for business.

12.     SEVERABILITY

If at any time any provision of this Agreement is or becomes invalid, illegal, unenforceable or incapable of performance in any respect, such provision shall be deemed to be deleted from this Agreement, and the validity, legality, enforceability or performance of the remaining provisions of this Agreement shall not thereby in any respect be affected or impaired.

13.     WAIVER AND OTHER RIGHTS

(a)      No single or partial exercise of, or failure or omission to exercise or delay in exercising any right, power or remedy vested in either party under or pursuant to this Agreement or otherwise shall constitute a waiver by such party of such or any other right, power or remedy.

(b)      Any right, power or remedy expressly conferred upon either party under this Agreement shall be in addition to and without prejudice to all other rights, powers and remedies which would otherwise be available to such party under this Agreement or at law.

14.     TIME

Time shall be of the essence of this Agreement, both as regards the dates and periods specifically mentioned in this Agreement and as to any date and period which may by written agreement between or on behalf of the parties be substituted for them.

15.     ASSIGNMENT

This Agreement shall not be capable of being assigned by either party to any person.

16.     SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon the parties and the successors and permitted assigns of the Company, and shall ensure to the benefit of, and be enforceable by, the parties and the successors and permitted assigns of the Company.

17.     COUNTERPARTS

This Agreement may be executed in any member of counterparts and by either party on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

18.     CHOICE OF LAW

This Agreement shall be governed by and construed in accordance with Hong Kong law and the parties hereto submit to the non-exclusive jurisdiction of the Hong Kong Courts in the determination of any dispute arising hereunder.

IN WITNESS whereof the parties hereto have set their respective hands the day and year first above written.

SIGNED, SEALED and DELIVERED by the Director in the presence of: Chung Shui Han	) ) )	/s/ Wang Fu

SIGNED by Emory Williams	)	/s/ Emory Williams
a director, for and on	)
behalf of the Company	)
in the presence of: Leung Ka Wo	)
/s/ Leung Ka Wo

Exhibit 99.8

DATED December 1, 2011

Jong-Dae Lee

and

ERA MINING MACHINERY LIMITED

SERVICE AGREEMENT

THIS AGREEMENT is made the 1st of December 2011

BETWEEN:

1.                       Mr. Jong-Dae Lee of Flat B, 6/F, South Bay Tower, 59 South Bay Road, Hong Kong (the “Director”); and

2.                       ERA Mining Machinery Limited whose principal place of business in Hong Kong is situate at 9B, Shun Ho Tower, 24-30 Ice House Street, Central (the “Company”).

WHEREAS:

1.                       The principal business activity of the group comprising the Company and its subsidiaries (the “Group”) is the manufacturing of hydraulic roof supports in the People’s Republic of China (the “PRC”).

2.                       The Director is an executive director of the Company.

3.                       The parties hereto have agreed to enter into this Agreement on the terms and conditions hereinafter appearing.

NOW IT IS HEREBY AGREED AND DECLARED as follows:

1.                      TERM OF EMPLOYMENT

The Company shall appoint and retain the Director and the Director shall serve the Company as an executive director of the Company and subject to the provisions for determination of this Agreement hereinafter contained such employment shall be for a period of one year or upon the completion of closing and any follow up matters relating to the voluntary conditional offer, whenever is earlier.

2.                      DUTIES

(a)                For the duration of this Agreement the Director shall:

(i)                                     in the discharge of his duties and in the exercise of his powers observe and comply with all resolutions, regulations and directions from time to time made or given by the Board of Directors for the time being of the Company (the “Board”); and

(ii)                                  be requested to carry out his duties in Hong Kong or such other parts of the world as the Board may request or as the interests, needs, business and opportunities of the Group will require or be deemed advisable by the Board from time to time.

(b)               For the purpose hereof the Director shall if and so long as so required by the Company:

(i)	carry out the duties of his office (as the same is described in sub-clause(a)) on behalf of any subsidiary for the time being of the Company;
(ii)	act as director, officer or employee of any such subsidiary; and
(iii)	carry out such duties attendant on any such appointment as if they were duties to be performed by him on behalf of the Company hereunder.

(c)                  The Director shall at all times keep the Board promptly and fully informed (in writing if so requested) of his conduct of the business or affairs of the Company or the Group and provide such explanations as the Board may require in connection therewith.

3.                      RESTRICTIONS ON OTHER ACTIVITIES BY THE DIRECTOR

(a)                  For so long as the Director is employed under the terms of this Agreement but without prejudice to Clauses 3(b), the Director shall not (except with the prior sanction of a resolution of the Board) be directly or indirectly engaged or concerned or interested in any other business which is in any respect in direct or indirect competition with or in opposition to any business for the time being carried on by any member of the Group , provided that this shall not prohibit the holding (directly or through nominees) of shares, stock or other interests in a company listed on any stock exchange which engages in direct or indirect competition with or in opposition to any business for the time being carried on by any member of the Group as long as such holdings is not more than 10 per cent. of the issued shares or stock of any class of such company. For the avoidance of doubt, the above restriction shall not apply to any holding of shares of the Company.

(b)                 In respect of any secret, confidential or private information:

(i)	relating to the affairs of the Group; or
(ii)	relating to the working of any process or invention which is carried on or used by any company in the Group or which he may discover or make during his appointment hereunder; or
(iii)	in respect of which any such company is bound by an obligation of confidence to any third party,

the Director shall not either during or after the termination of the said appointment without limit in point of time:

(i)                             divulge or communicate to any person or persons except to those of the officials of the

Group whose province it is to know the same; or

(ii)                          use for his own purpose or for any purposes other than those of the Group; or

(iii)                       through any failure to exercise all due care and diligence cause any unauthorized disclosure.

but so that these restrictions shall cease to apply to any information or knowledge which may (otherwise than through the default of the Director) become available to the public generally or otherwise required by law or any applicable legislation to be disclosed.

(c)                  All notes, memoranda, records and writings made by the Director relative to the business of the Group shall be and remain the property of the Group and shall be handed over by him to the Company (or to such other company in the Group as the case may require) from time to time on demand and in any event upon his leaving the service of the Company and the Director shall not retain any copy thereof.

4.                      REMUNERATION AND BENEFITS

4.1                 The Director is entitled to a yearly remuneration of HK$1,800,000 for carrying out his duties hereunder during the continuance of this Agreement. After each completed year of service, the Board shall review the remuneration arrangements for the Director. The Board may also, at its sole and absolute discretion, grant a bonus (by way of cash, share options or otherwise) to the Director taking into account a totality of factors, including but not limited to the performance of the Director and that of the Group.

4.2                 Notwithstanding anything to the contrary contained in the Articles of Association or Bye-Laws of the Company or any other company in the Group, the Director shall not be entitled to any remuneration as an officer or employee of the Company or of any other company in the Group in addition to that specified in this Agreement. The Director shall not accept from any business associates or prospective business associates of the Group any gifts or benefits monetary or otherwise without the consent of the Board or in any manner ask for or solicit any such gifts or benefits from business associates or prospective business associates of the Group.

5.                      EXPENSES

The Company shall reimburse the Director for all traveling, hotel, entertainment and other out-of-pocket expenses reasonably and properly incurred by him in or about the discharge of his duties hereunder.

6.                      INVENTIONS AND OTHER INDUSTRIAL OR INTELLECTUAL PROPERTY

(a)                  The parties foresee that the Director may make inventions or create other industrial or intellectual property related to underground mining machinery in the course of his duties hereunder and agree that in this respect the Director has a special responsibility to further the interests of the Group.

(b)                 Any invention or improvement or design made or process or information discovered or copyright work or trade mark or trade name created by the Director or any member of the Group during the continuance of his appointment hereunder (whether capable of being patented or registered or not and whether or not made or discovered in the course of his employment hereunder) in conjunction with or in any way affecting or relating to the business of any member of the Group or capable of being used or adapted for use therein or in connection therewith shall forthwith be disclosed to the Company and shall belong to and be the absolute property of such member of the Group as the Company may direct.

(c)                  The Director if and whenever required so to do by the Company shall at the expense of the Group apply or join with any member of the Group in applying for letters patent or other protection or registration for any such invention, improvement, design, process, information, work, trade mark, trade name or get-up as aforesaid which belongs to such member and shall at the expense of the Group execute and do all instruments and things necessary for vesting the said letters patent or other protection or registration when obtained and all right title and interest to and in the same in such member absolutely and as sole beneficial owner or in such other person as the Company may specify.

(d)                 The Director hereby irrevocably appoints the Company to be his Attorney in his name and on his behalf to execute and do any such instrument or thing and generally to use his name for the purpose of giving to the Company the full benefit of this Clause and in favour of any third party a certificate in writing signed by a director or by the Secretary of the Company that any instrument or act falls within the authority hereby conferred shall be conclusive evidence that such is the case.

7.                      TERMINATION

(a)                  The appointment of the Director hereunder may be terminated by either party upon or at any time after the anniversary of the date of this Agreement by giving to the other not less than three (3) months’ notice in writing to determine the same. The Company may at its sole and absolute discretion pay a proportionate amount of the salary if any in lieu of any required period of notice.

(b)                This Agreement may be terminated forthwith by the Company without prior notice if the Director shall at any time:

(i)                                be disqualified to act as a director of the Company under any applicable law, the Hong Kong Codes on Takeovers and Mergers and Share Repurchases or any rules prescribed by The Stock Exchange of Hong Kong Limited ;

(ii)                             commit any irredeemable or serious or persistent breach of any of the provisions herein contained;

(iii)                          be guilty of any grave misconduct or willful neglect in the discharge of his duties hereunder or guilty of conduct likely to bring himself or any company of the Group into disrepute;

(iv)                         become bankrupt or make any arrangement or composition with his creditors;

(v)                            become of unsound mind;

(vi)                         be convicted of any criminal offence (other than an offence which in the reasonable opinion of the Board does not affect his position as a director of the Company);

(vii)                      become permanently incapacitated by accident or ill-health from performing his duties under his Agreement and for the purpose of this sub-clause incapacity for six consecutive months or for an aggregate period of nine months in any period of twelve months shall be deemed to be permanent incapacity.

(c)                    If the Company becomes entitled to terminate the appointment of the Director hereunder pursuant to sub-clause (b) it shall be entitled (but without prejudice to its right subsequently to terminate such appointment on the same or any other ground) to suspend the Director either on full or part payment if any or without payment of remuneration for so long as it may think fit.

(d)                  If the Director shall cease to be a director of the Company (otherwise than pursuant to the provisions of the Articles of Association of the Company relating to the retirement of directors by rotation, provided that the Director is re-elected at the Annual General Meeting at which he retires) his appointment hereunder shall thereby automatically terminate but if such cessation shall be caused by any act or omission of either party without the consent, concurrence or complicity of the other then such act or omission shall be deemed a breach of this Agreement and termination hereunder shall be without prejudice to any claim for damages in respect of such breach.

(e)                   On the termination of his appointment hereunder howsoever arising the Director shall forthwith deliver to the Company all books, documents, records, papers, materials, credit cards, motor cars and other property of or relating to the business of the Group which may then be in his possession or under his power or control.

(f)                     If the Director is at any time appointed a director of any member of the Group, he shall upon the termination of this Agreement resign in writing from any office held by him as such director and from all other offices held by him with any other member of the Group and to execute an acknowledgement under seal to the effect that he has no claims against the Company or any of its subsidiaries, (as the case may be) for compensation for loss of office or otherwise.

(g)                  The Director shall upon the termination of this Agreement transfer, without payment and in such manner as the Company may require, all such shares in any of the Company’s subsidiaries or associated companies as are held by him as nominee for the Company or any of its subsidiaries as the Company may direct.

(h)                  In the event of the Director failing to take any of the actions required to be taken by him under Clauses 7(f) or 7 (g) forthwith upon the request of the Company, the Company is hereby irrevocably and by way of security appointed the attorney of the Director to appoint some person in the name of and on behalf of the Director to sign, seal and deliver resignations to the relevant member of the Group and instruments of transfer of the relevant shares and to file such returns or take such other action as may be necessary or desirable under the Companies Law of the Cayman Islands, the International Business Companies Act 1984 of the laws of British Virgin Islands, the Companies Ordinance and the Stamp Duty Ordinance of Hong Kong, and other applicable legislation. The Director agrees to confirm and ratify such documents and acts.

(i)                      Termination of the Director’s appointment hereunder shall be without prejudice to any rights which have accrued at the time of termination or to Clauses 3(b) (all of which shall remain in full force and effect).

The appointment as Director will terminate automatically without any requirement for notice or compensation if you:-

•             vacate your office under the terms of the Company’s Articles of Association or Bye-Laws; or

•             are removed from office as a director by any resolution duly proposed and resolved by the members of the Company in general meeting (provided always that, where a poll is demanded, the result of the poll will count).

8.                      NON-SOLICITATION AND RESTRICTIVE COVENANTS

(a)                  The Director agrees that during the term of his employment by the Company and for a period of one (1) year thereafter, without prior consent of the Company :

(i)                                     he will not engage or be engaged in Hong Kong, the PRC and other territories that the Group operates (the “Territory”) whether directly or indirectly in businesses which compete with the core business of the Company consisting of the manufacturing of hydraulic roof supports at any time during his employment hereunder or (in the case of engagements undertaken after such termination) at the time of the termination of his employment hereunder (“Restricted Business”);

(ii)                                  he will not take employment with any person, firm, company or organisation engaged in the Territory whether directly or indirectly in any business involving or related to any of the Restricted Business (but this restriction shall not operate so as to prohibit an employment none of the duties of which relate to such businesses) nor assist any such person, firm, company or organisation with technical, commercial or professional advice in relation to the Restricted Business;

(iii)                               he will not be engaged or concerned or interested as principal shareholder, employee, agent or otherwise whether directly or indirectly in any company, firm or business which as regards any goods or service is a supplier to or a customer of the Company or any other company in the Group at any time during the currency of his employment under this Agreement;

(iv)                              he will not either on his own account or for any person, firm, company or organisation solicit or entice or endeavour to solicit or entice away from the Company any director, manager or employee of any company in the Group whether or not such person would commit;

(v)                                 he will not directly or indirectly employ any person who has during the currency of his employment hereunder been a director, manager, employee of or consultant to any company in the Group and who by reason of such employment is or may be likely to be in possession of any confidential information or trade secrets relating to the Group’s business or the business of the customers of the Group; and

(vi)                              he will not either on his own account or for any person, firm, company or organisation solicit business from any person, firm, company or organisation which at any time during the currency of his employment hereunder has dealt with the Company or any other company in the Group or which on the termination of his employment is in the process of negotiating with the Company or any such company in relation to any of the Restricted Business.

(b)                 While the restrictions contained in this Clause are considered by the parties to be reasonable in all the circumstances it is recognised that restrictions of the nature in question may fail for technical reasons unforeseen and accordingly it is hereby agreed and declared that if any such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the Group but would be valid if part of the workings thereof were deleted or the periods (if any) thereof were reduced or the range of products or area dealt with thereby were reduced in scope the said restriction shall apply with such modifications as may be necessary to make it valid and effective.

(c)                  Since the Director also may obtain in the course of his employment by reason of services rendered for or offices held in any other company in the Group knowledge of the trade secrets or other confidential information of such company the Director hereby agrees that he will at the request and cost of the Company enter into a direct agreement or undertaking with such company whereby he will accept restrictions corresponding to the restrictions herein contained (or such of them as may be appropriate in the circumstances) in relation to such products and services and such area and for such period as such company may reasonably require for the protection of its legitimate interests.

9.                      FORMER SERVICE AGREEMENT AND ENTIRE AGREEMENT

(a)                  This Agreement shall be in substitution for any previous service agreement between the Company and the Director or between any company in the Group and the Director and for any terms of employment previously in force between the Company and the Director or between any such company and the Director.

(b)                 The Director hereby acknowledges that he has no outstanding claims of any kind against any company in the Group.

(c)                  This Agreement embodies all the terms and provisions of and relating to the employment of the Director by the Company and/or by any other company in the Group.

(d)                 The terms of this Agreement may only be varied in writing by the parties hereto or their duly authorised agents.

10.               INTERPRETATION

(a)                  The headings to the Clauses are for convenience only and have no legal effect.

(b)                 In this Agreement, words importing the singular include the plural and vice versa, words importing gender or the neuter include both genders and the neuter and references to persons include bodies corporate or unincorporate.

(c)                  References herein to “Clauses” are to clauses of this Agreement.

(d)                 References to any statute or statutory provision shall be construed as references to such statute or statutory provision as respectively amended, consolidated or re-enacted, or as its operation is modified by any other statute or statutory provision (whether with or without modification), and shall include any subsidiary legislation enacted under the relevant statute.

11.               NOTICES

(a)                  Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent by post or airmail or by facsimile transmission to the relevant party at its address or fax number set out below (or such other address or fax number as the addressee has by five (5) days’ prior written notice specified to the other party):-

To the Company:	ERA Mining Machinery Limited
9/F., Shun Ho Tower,
24-30 Ice House Street,
Central, Hong Kong.

Fax Number: (852) 2973 0881
Attention: The Chairman/The Company Secretary

To the Director:	Mr. Lee Jong-Dae
Flat B, 6/F, South Bay Tower,
59 South Bay Road,
Hong Kong

(b)                 Any notice, demand or other communication so addressed to the relevant party shall be in

English and shall be deemed to have been delivered (i) if given or made by post shall be deemed received 3 business days after the date of despatch; (ii) if given or made by hand, when delivered at the address referred to above; and (iii) if given or made by fax, when despatched subject to receipt of uninterrupted transmission provided that any fax received after 5:00 pm. shall be deemed received at 9:00 a.m. on the immediately following business day.

(c)                  For the purposes of this clause, “business day” means any day (including Saturday) on which banks in Hong Kong generally are open for business.

12.               SEVERABILITY

If at any time any provision of this Agreement is or becomes invalid, illegal, unenforceable or incapable of performance in any respect, such provision shall be deemed to be deleted from this Agreement, and the validity, legality, enforceability or performance of the remaining provisions of this Agreement shall not thereby in any respect be affected or impaired.

13.               WAIVER AND OTHER RIGHTS

(a)                  No single or partial exercise of, or failure or omission to exercise or delay in exercising any right, power or remedy vested in either party under or pursuant to this Agreement or otherwise shall constitute a waiver by such party of such or any other right, power or remedy.

(b)                 Any right, power or remedy expressly conferred upon either party under this Agreement shall be in addition to and without prejudice to all other rights, powers and remedies which would otherwise be available to such party under this Agreement or at law.

14.               TIME

Time shall be of the essence of this Agreement, both as regards the dates and periods specifically mentioned in this Agreement and as to any date and period which may by written agreement between or on behalf of the parties be substituted for them.

15.               ASSIGNMENT

This Agreement shall not be capable of being assigned by either party to any person.

16.               SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon the parties and the successors and permitted assigns of the Company, and shall ensure to the benefit of, and be enforceable by, the parties and the successors and permitted assigns of the Company.

17.               COUNTERPARTS

This Agreement may be executed in any member of counterparts and by either party on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

18.               CHOICE OF LAW

This Agreement shall be governed by and construed in accordance with Hong Kong law and the parties hereto submit to the non-exclusive jurisdiction of the Hong Kong Courts in the determination of any dispute arising hereunder.

IN WITNESS whereof the parties hereto have set their respective hands the day and year first above written.

SIGNED by )		/s/ Jong-Dae Lee
the Director	)
in the presence of: Chung Shui Han	)

SIGNED by	)	/s/ Emory Williams
a director, for and on	)
behalf of the Company	)
in the presence of: Leung Ka Wo	)
/s/ Leung Ka Wo

Exhibit 99.9

DATED November 12, 2010

Dong Xiangge

and

ERA HOLDINGS GLOBAL LIMITED

SERVICE AGREEMENT

THIS AGREEMENT is made the 12th of November 2010

BETWEEN:

1.                       Mr. Dong Xiangge of 802-3, Minghang Residental District, No.207 Renmin Avenue, Changchun, PRC (the “Director”); and

2.                       Era Holdings Global Limited whose principal place of business in Hong Kong is situate at 9B, Shun Ho Tower, 24-30 Ice House Street, Central (the “Company”).

WHEREAS:

1.                       The principal business activity of the group comprising the Company and its subsidiaries (the “Group”) is the manufacturing of hydraulic roof supports in the People’s Republic of China (the “PRC”).

2.                       The Director is an independent non-executive director of the Company.

3.                       The parties hereto have agreed to enter into this Agreement on the terms and conditions hereinafter appearing.

NOW IT IS HEREBY AGREED AND DECLARED as follows:

1.                      TERM OF EMPLOYMENT

The Company shall appoint and retain the Director and the Director shall serve the Company as an independent non-executive director of the Company and subject to the provisions for determination of this Agreement hereinafter contained such employment shall be for an initial period of three years commencing on November 12,2010 until November 12, 2013 Upon expiry, subject to the Company complying with the applicable requirements of the Rules Governing the Listing of Securities on the Growth Enterprise Market of The Stock Exchange of Hong Kong Limited (the “GEM Listing Rules”) the Agreement can be renewed for a term not exceeding three years (or such other term as permitted by the GEM Listing Rules).

2.                      DUTIES

(a)                For the duration of this Agreement the Director shall:

(i)                            in the discharge of his duties and in the exercise of his powers observe and comply with all resolutions, regulations and directions from time to time made or given by the Board of Directors for the time being of the Company (the “Board”); and

(ii)                         be requested to carry out his duties in Hong Kong or such other parts of the world as the Board may request or as the interests, needs, business and opportunities of the Group will require or be deemed advisable by the Board from time to time.

(b)               For the purpose hereof the Director shall if and so long as so required by the Company:

(i)             carry out the duties of his office (as the same is described in sub-clause(a)) on behalf of any subsidiary for the time being of the Company;

(ii)          act as director, officer or employee of any such subsidiary; and

(iii)       carry out such duties attendant on any such appointment as if they were duties to be performed by him on behalf of the Company hereunder.

(c)                  The Director shall at all times keep the Board promptly and fully informed (in writing if so requested) of his conduct of the business or affairs of the Company or the Group and provide such explanations as the Board may require in connection therewith.

3.                      RESTRICTIONS ON OTHER ACTIVITIES BY THE DIRECTOR

(a)                  For so long as the Director is employed under the terms of this Agreement but without prejudice to Clauses 3(b), the Director shall not (except with the prior sanction of a resolution of the Board) be directly or indirectly engaged or concerned or interested in any other business which is in any respect in direct or indirect competition with or in opposition to any business for the time being carried on by any member of the Group , provided that this shall not prohibit the holding (directly or through nominees) of shares, stock or other interests in a company listed on any stock exchange which engages in direct or indirect competition with or in opposition to any business for the time being carried on by any member of the Group as long as such holdings is not more than 10 per cent. of the issued shares or stock of any class of such company. For the avoidance of doubt, the above restriction shall not apply to any holding of shares of the Company.

(b)                 In respect of any secret, confidential or private information:

(i)             relating to the affairs of the Group; or

(ii)          relating to the working of any process or invention which is carried on or used by any company in the Group or which he may discover or make during his appointment hereunder; or

(iii)       in respect of which any such company is bound by an obligation of confidence to any third party,

the Director shall not either during or after the termination of the said appointment without limit in point of time:

(i)                           divulge or communicate to any person or persons except to those of the officials of the Group whose province it is to know the same; or

(ii)                        use for his own purpose or for any purposes other than those of the Group; or

(iii)                     through any failure to exercise all due care and diligence cause any unauthorized disclosure.

but so that these restrictions shall cease to apply to any information or knowledge which may (otherwise than through the default of the Director) become available to the public generally or otherwise required by law or any applicable legislation to be disclosed.

(c)                  All notes, memoranda, records and writings made by the Director relative to the business of the Group shall be and remain the property of the Group and shall be handed over by him to the Company (or to such other company in the Group as the case may require) from time to time on demand and in any event upon his leaving the service of the Company and the Director shall not retain any copy thereof.

4.                      REMUNERATION AND BENEFITS

4.1                 The Director is entitled to a monthly remuneration of RMB20,000 for carrying out his duties hereunder during the continuance of this Agreement. After each completed year of service, the Board shall review the remuneration arrangements for the Director. The Board may also, at its sole and absolute discretion, grant a bonus (by way of cash, share options or otherwise) to the Director taking into account a totality of factors, including but not limited to the performance of the Director and that of the Group.

4.2                 Notwithstanding anything to the contrary contained in the Articles of Association or Bye-Laws of the Company or any other company in the Group, the Director shall not be entitled to any remuneration as an officer or employee of the Company or of any other company in the Group in addition to that specified in this Agreement. The Director shall not accept from any business associates or prospective business associates of the Group any gifts or benefits monetary or otherwise without the consent of the Board or in any manner ask for or solicit any such gifts or benefits from business associates or prospective business associates of the Group.

5.                      EXPENSES

The Company shall reimburse the Director for all traveling, hotel, entertainment and other out-of-pocket expenses reasonably and properly incurred by him in or about the discharge of his duties hereunder.

6.                      INVENTIONS AND OTHER INDUSTRIAL OR INTELLECTUAL PROPERTY

(a)                  The parties foresee that the Director may make inventions or create other industrial or intellectual property related to underground mining machinery in the course of his duties hereunder and agree that in this respect the Director has a special responsibility to further the interests of the Group.

(b)                 Any invention or improvement or design made or process or information discovered or copyright work or trade mark or trade name created by the Director or any member of the Group during the continuance of his appointment hereunder (whether capable of being patented or registered or not and whether or not made or discovered in the course of his employment hereunder) in conjunction with or in any way affecting or relating to the business of any member of the Group or capable of being used or adapted for use therein or in connection therewith shall forthwith be disclosed to the Company and shall belong to and be the absolute property of such member of the Group as the Company may direct.

(c)                  The Director if and whenever required so to do by the Company shall at the expense of the Group apply or join with any member of the Group in applying for letters patent or other protection or registration for any such invention, improvement, design, process, information, work, trade mark, trade name or get-up as aforesaid which belongs to such member and shall at the expense of the Group execute and do all instruments and things necessary for vesting the said letters patent or other protection or registration when obtained and all right title and interest to and in the same in such member absolutely and as sole beneficial owner or in such other person as the Company may specify.

(d)                 The Director hereby irrevocably appoints the Company to be his Attorney in his name and on his behalf to execute and do any such instrument or thing and generally to use his name for the purpose of giving to the Company the full benefit of this Clause and in favour of any third party a certificate in writing signed by a director or by the Secretary of the Company that any instrument or act falls within the authority hereby conferred shall be conclusive evidence that such is the case.

7.                      TERMINATION

(a)                  The appointment of the Director hereunder may be terminated by either party upon or at any time after the anniversary of the date of this Agreement by giving to the other not less than three (3) months’ notice in writing to determine the same. The Company may at its sole and absolute discretion pay a proportionate amount of the salary if any in lieu of any required period of notice.

(b)                 This Agreement may be terminated forthwith by the Company without prior notice if the Director shall at any time:

(i)                            be disqualified to act as a director of the Company under any applicable law, the Hong Kong Codes on Takeovers and Mergers and Share Repurchases or any rules prescribed by The Stock Exchange of Hong Kong Limited ;

(ii)                         commit any irredeemable or serious or persistent breach of any of the provisions herein contained;

(iii)                      be guilty of any grave misconduct or willful neglect in the discharge of his duties hereunder or guilty of conduct likely to bring himself or any company of the Group into disrepute;

(iv)                     become bankrupt or make any arrangement or composition with his creditors;

(v)                        become of unsound mind;

(vi)                     be convicted of any criminal offence (other than an offence which in the reasonable opinion of the Board does not affect his position as a director of the Company); or

(vii)                  become permanently incapacitated by accident or ill-health from performing his duties under his Agreement and for the purpose of this sub-clause incapacity for six consecutive months or for an aggregate period of nine months in any period of twelve months shall be deemed to be permanent incapacity.

(c)                  If the Company becomes entitled to terminate the appointment of the Director hereunder pursuant to sub-clause (b) it shall be entitled (but without prejudice to its right subsequently to terminate such appointment on the same or any other ground) to suspend the Director either on full or part payment if any or without payment of remuneration for so long as it may think fit.

(d)                 If the Director shall cease to be a director of the Company (otherwise than pursuant to the provisions of the Articles of Association of the Company relating to the retirement of directors by rotation, provided that the Director is re-elected at the Annual General Meeting at which he retires) his appointment hereunder shall thereby automatically terminate but if such cessation shall be caused by any act or omission of either party without the consent, concurrence or complicity of the other then such act or omission shall be deemed a breach of this Agreement and termination hereunder shall be without prejudice to any claim for damages in respect of such breach.

(e)                  On the termination of his appointment hereunder howsoever arising the Director shall forthwith deliver to the Company all books, documents, records, papers, materials, credit cards, motor cars and other property of or relating to the business of the Group which may then be in his possession or under his power or control.

(f)                    If the Director is at any time appointed a director of any member of the Group, he shall upon the termination of this Agreement resign in writing from any office held by him as such director and from all other offices held by him with any other member of the Group and to execute an acknowledgement under seal to the effect that he has no claims against the Company or any of its subsidiaries, (as the case may be) for compensation for loss of office or otherwise.

(g)                 The Director shall upon the termination of this Agreement transfer, without payment and in such manner as the Company may require, all such shares in any of the Company’s subsidiaries or associated companies as are held by him as nominee for the Company or any of its subsidiaries as the Company may direct.

(h)                 In the event of the Director failing to take any of the actions required to be taken by him under Clauses 7(f) or 7 (g) forthwith upon the request of the Company, the Company is hereby irrevocably and by way of security appointed the attorney of the Director to appoint some person in the name of and on behalf of the Director to sign, seal and deliver resignations to the relevant member of the Group and instruments of transfer of the relevant shares and to file such returns or take such other action as may be necessary or desirable under the Companies Law of the Cayman Islands, the International Business Companies Act 1984 of the laws of British Virgin Islands, the Companies Ordinance and the Stamp Duty Ordinance of Hong Kong, and other applicable legislation. The Director agrees to confirm and ratify such documents and acts.

(i)                     Termination of the Director’s appointment hereunder shall be without prejudice to any rights which have accrued at the time of termination or to Clauses 3(b) (all of which shall remain in full force and effect).

The appointment as Director will terminate automatically without any requirement for notice or compensation if the director:-

•                  vacates his office under the terms of the Company’s Articles of Association or Bye-Laws; or

•                  is removed from office as a director by any resolution duly proposed and resolved by the members of the Company in general meeting (provided always that, where a poll is demanded, the result of the poll will count).

8.                      NON-SOLICITATION AND RESTRICTIVE COVENANTS

(a)                  The Director agrees that during the term of his employment by the Company and for a period of one (1) year thereafter, without prior consent of the Company :

(i)                            he will not engage or be engaged in Hong Kong, the PRC and other territories that the Group operates (the “Territory”) whether directly or indirectly in businesses which compete with the core business of the Company consisting of the manufacturing of hydraulic roof supports at any time during his employment hereunder or (in the case of engagements undertaken after such termination) at the time of the termination of his employment hereunder (“Restricted Business”);

(ii)                         he will not take employment with any person, firm, company or organisation engaged in the Territory whether directly or indirectly in any business involving or related to any of the Restricted Business (but this restriction shall not operate so as to prohibit an employment none of the duties of which relate to such businesses) nor assist any such person, firm, company or organisation with technical, commercial or professional advice in relation to the Restricted Business;

(iii)                      he will not be engaged or concerned or interested as principal shareholder, employee, agent or otherwise whether directly or indirectly in any company, firm or business which as regards any goods or service is a supplier to or a customer of the Company or any other company in the Group at any time during the currency of his employment under this Agreement;

(iv)                     he will not either on his own account or for any person, firm, company or organisation solicit or entice or endeavour to solicit or entice away from the Company any director, manager or employee of any company in the Group whether or not such person would commit;

(v)                        he will not directly or indirectly employ any person who has during the currency of his employment hereunder been a director, manager, employee of or consultant to any company in the Group and who by reason of such employment is or may be likely to be in possession of any confidential information or trade secrets relating to the Group’s business or the business of the customers of the Group; and

(vi)                     he will not either on his own account or for any person, firm, company or organisation solicit business from any person, firm, company or organisation which at any time during the currency of his employment hereunder has dealt with the Company or any other company in the Group or which on the termination of his employment is in the process of negotiating with the Company or any such company in relation to any of the Restricted Business.

(b)                 While the restrictions contained in this Clause are considered by the parties to be reasonable in all the circumstances it is recognised that restrictions of the nature in question may fail for technical reasons unforeseen and accordingly it is hereby agreed and declared that if any such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the Group but would be valid if part of the workings thereof were deleted or the periods (if any) thereof were reduced or the range of products or area dealt with thereby were reduced in scope the said restriction shall apply with such modifications as may be necessary to make it valid and effective.

(c)                  Since the Director also may obtain in the course of his employment by reason of services rendered for or offices held in any other company in the Group knowledge of the trade secrets or other confidential information of such company the Director hereby agrees that he will at the request and cost of the Company enter into a direct agreement or undertaking with such company whereby he will accept restrictions corresponding to the restrictions herein contained (or such of them as may be appropriate in the circumstances) in relation to such products and services and such area and for such period as such company may reasonably require for the protection of its legitimate interests.

9.                      FORMER SERVICE AGREEMENT AND ENTIRE AGREEMENT

(a)                  This Agreement shall be in substitution for any previous service agreement between the Company and the Director or between any company in the Group and the Director and for any terms of employment previously in force between the Company and the Director or between any such company and the Director.

(b)                 The Director hereby acknowledges that he has no outstanding claims of any kind against any company in the Group.

(c)                  This Agreement embodies all the terms and provisions of and relating to the employment of the Director by the Company and/or by any other company in the Group.

(d)                 The terms of this Agreement may only be varied in writing by the parties hereto or their duly authorised agents.

10.               INTERPRETATION

(a)                  The headings to the Clauses are for convenience only and have no legal effect.

(b)                 In this Agreement, words importing the singular include the plural and vice versa, words importing gender or the neuter include both genders and the neuter and references to persons include bodies corporate or unincorporate.

(c)                  References herein to “Clauses” are to clauses of this Agreement.

(d)                 References to any statute or statutory provision shall be construed as references to such statute or statutory provision as respectively amended, consolidated or re-enacted, or as its operation is modified by any other statute or statutory provision (whether with or without modification), and shall include any subsidiary legislation enacted under the relevant statute.

11.               NOTICES

(a)                  Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent by post or airmail or by facsimile transmission to the relevant party at its address or fax number set out below (or such other address or fax number as the addressee has by five (5) days’ prior written notice specified to the other party):-

To the Company:	Era Holdings Global Limited
9/F., Shun Ho Tower,
24-30 Ice House Street,
Central, Hong Kong.

Fax Number: (852) 2973 0881
Attention: The Chairman/The Company Secretary

To the Director:	Mr. Dong Xiangge
802-3, Minghang Residental District, No.207 Renmin Avenue,

Changchun, PRC

Fax Number: +0413 8595 7431

(b)                 Any notice, demand or other communication so addressed to the relevant party shall be in English and shall be deemed to have been delivered (i) if given or made by post shall be deemed received 3 business days after the date of despatch; (ii) if given or made by hand, when delivered at the address referred to above; and (iii) if given or made by fax, when despatched subject to receipt of uninterrupted transmission provided that any fax received after 5:00 pm. shall be deemed received at 9:00 a.m. on the immediately following business day.

(c)                  For the purposes of this clause, “business day” means any day (including Saturday) on which banks in Hong Kong generally are open for business.

12.               SEVERABILITY

If at any time any provision of this Agreement is or becomes invalid, illegal, unenforceable or incapable of performance in any respect, such provision shall be deemed to be deleted from this Agreement, and the validity, legality, enforceability or performance of the remaining provisions of this Agreement shall not thereby in any respect be affected or impaired.

13.               WAIVER AND OTHER RIGHTS

(a)                  No single or partial exercise of, or failure or omission to exercise or delay in exercising any right, power or remedy vested in either party under or pursuant to this Agreement or otherwise shall constitute a waiver by such party of such or any other right, power or remedy.

(b)                 Any right, power or remedy expressly conferred upon either party under this Agreement shall be in addition to and without prejudice to all other rights, powers and remedies which would otherwise be available to such party under this Agreement or at law.

14.               TIME

Time shall be of the essence of this Agreement, both as regards the dates and periods specifically mentioned in this Agreement and as to any date and period which may by written agreement between or on behalf of the parties be substituted for them.

15.               ASSIGNMENT

This Agreement shall not be capable of being assigned by either party to any person.

16.               SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon the parties and the successors and permitted assigns of the Company, and shall ensure to the benefit of, and be enforceable by, the parties and the successors and permitted assigns of the Company.

17.               COUNTERPARTS

This Agreement may be executed in any member of counterparts and by either party on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

18.               CHOICE OF LAW

This Agreement shall be governed by and construed in accordance with Hong Kong law and the parties hereto submit to the non-exclusive jurisdiction of the Hong Kong Courts in the determination of any dispute arising hereunder.

IN WITNESS whereof the parties hereto have set their respective hands the day and year first above written.

SIGNED by Dong Xiangge	)	/s/ Dong Xiangge
the Director	)
in the presence of: Ning Shu Yan	)
/s/ Ning Shu Yan

SIGNED by Lee Jong Dae	)	/s/ Jong-Dae Lee
a director, for and on	)
behalf of the Company	)
in the presence of: Ms. wing Yen Ping	)
/s/ Ms. wing Yen Ping

Exhibit 99.10

DATED 3 January 2012

PHIL QIU JIN

and

ERA MINING MACHINERY LIMITED

SERVICE AGREEMENT

THIS AGREEMENT is made the 3 of January 2012

BETWEEN:

1.        Dr. Phil Qiu Jin of 28 Xibahe Xili, International Apt.C-10C, Chaoyang District, Beijing 100028, China (the “Director”); and

2.        ERA Mining Machinery Limited whose principal place of business in Hong Kong is situate at 9B, Shun Ho Tower, 24-30 Ice House Street, Central (the “Company”).

WHEREAS:

1.        The principal business activity of the group comprising the Company and its subsidiaries (the “Group”) is the manufacturing of hydraulic roof supports in the People’s Republic of China (the “PRC”).

2.        The Director is a non executive director of the Company as well as a director of Zhengzhou Siwei Mechanical & Electrical Equipment Manufacturing Co.., Ltd. (“Zhengzhou Siwei”).

3.        The parties hereto have agreed to enter into this Agreement on the terms and conditions hereinafter appearing.

NOW IT IS HEREBY AGREED AND DECLARED as follows:

1.       TERM OF EMPLOYMENT

The Company shall appoint and retain the Director and the Director shall serve the Company as a non executive director of the Company and a director of Zhengzhou Siwei and subject to the provisions for determination of this Agreement hereinafter contained such employment shall be for a period of one year or upon the first closing date of the voluntary conditional offer, whichever is earlier.

2.       DUTIES

(a)     For the duration of this Agreement the Director shall:

(i)          in the discharge of his duties and in the exercise of his powers observe and comply with all resolutions, regulations and directions from time to time made or given by the Board of Directors for the time being of the Company (the “Board”); and

(ii)         be requested to carry out his duties in Hong Kong, PRC or such other parts of the world as the Board may request or as the interests, needs, business and opportunities of the Group will require or be deemed advisable by the Board from time to time.

(b)     For the purpose hereof the Director shall if and so long as so required by the Company:

(i)    carry out the duties of his office (as the same is described in sub-clause(a)) on behalf of any subsidiary for the time being of the Company;

(ii)   act as director, officer or employee of any such subsidiary (in particular, Zhengzhou Siwei); and

(iii)  carry out such duties attendant on any such appointment as if they were duties to be performed by him on behalf of the Company hereunder.

(c)      The Director shall at all times keep the Board promptly and fully informed (in writing if so requested) of his conduct of the business or affairs of the Company or the Group and provide such explanations as the Board may require in connection therewith.

3.       REMUNERATION AND BENEFITS

The Director is entitled to a yearly remuneration of RMB1,500,000 for carrying out his duties hereunder during the continuance of this Agreement.

4.       EXPENSES

The Company shall reimburse the Director for all traveling, hotel, entertainment and other out-of-pocket expenses reasonably and properly incurred by him in or about the discharge of his duties hereunder.

5.       INVENTIONS AND OTHER INDUSTRIAL OR INTELLECTUAL PROPERTY

(a)      The parties foresee that the Director may make inventions or create other industrial or intellectual property related to underground mining machinery in the course of his duties hereunder and agree that in this respect the Director has a special responsibility to further the interests of the Group.

(b)      Any invention or improvement or design made or process or information discovered or copyright work or trade mark or trade name created by the Director or any member of the Group during the continuance of his appointment hereunder (whether capable of being patented or registered or not and whether or not made or discovered in the course of his employment hereunder) in conjunction with or in any way affecting or relating to the business of any member of the Group or capable of being used or adapted for use therein or in connection therewith shall forthwith be disclosed to the Company and shall belong to and be the absolute property of such member of the Group as the Company may direct.

(c)      The Director if and whenever required so to do by the Company shall at the expense of the Group apply or join with any member of the Group in applying for letters patent or other protection or registration for any such invention, improvement, design, process, information, work, trade mark, trade name or get-up as aforesaid which belongs to such member and shall at the expense of the Group execute and do all instruments and things necessary for vesting the said letters patent or other protection or registration when obtained and all right title and interest to and in the same in such member absolutely and as sole beneficial owner or in such other person as the Company may specify.

(d)      The Director hereby irrevocably appoints the Company to be his Attorney in his name and on his behalf to execute and do any such instrument or thing and generally to use his name for the purpose of giving to the Company the full benefit of this Clause and in favour of any third party a certificate in writing signed by a director or by the Secretary of the Company that any instrument or act falls within the authority hereby conferred shall be conclusive evidence that such is the case.

6.       TERMINATION

(a)      The appointment of the Director is for a period of one year or upon the first closing date of the voluntary conditional offer, whichever is earlier.

(b)      This Agreement may be terminated forthwith by the Company without prior notice if the Director shall at any time:

(i)      be disqualified to act as a director of the Company under any applicable law, the Hong Kong Codes on Takeovers and Mergers and Share Repurchases or any rules prescribed by The Stock Exchange of Hong Kong Limited ;

(ii)     commit any irredeemable or serious or persistent breach of any of the provisions herein contained;

(iii)    be guilty of any grave misconduct or willful neglect in the discharge of his duties hereunder or guilty of conduct likely to bring himself or any company of the Group into disrepute;

(iv)     become bankrupt or make any arrangement or composition with his creditors;

(v)      become of unsound mind;

(vi)      be convicted of any criminal offence (other than an offence which in the reasonable opinion of the Board does not affect his position as a director of the Company);

(vii)     become permanently incapacitated by accident or ill-health from performing his duties under his Agreement and for the purpose of this sub-clause incapacity for six consecutive months or for an aggregate period of nine months in any period of twelve months shall be deemed to be permanent incapacity.

(c)      If the Company becomes entitled to terminate the appointment of the Director hereunder pursuant to sub-clause (b) it shall be entitled (but without prejudice to its right subsequently to terminate such appointment on the same or any other ground) to suspend the Director either on full or part payment if any or without payment of remuneration for so long as it may think fit.

(d)     If the Director shall cease to be a director of the Company (otherwise than pursuant to the provisions of the Articles of Association of the Company relating to the retirement of directors by rotation, provided that the Director is re-elected at the Annual General Meeting at which he retires) his appointment hereunder shall thereby automatically terminate but if such cessation shall be caused by any act or omission of either party without the consent, concurrence or complicity of the other then such act or omission shall be deemed a breach of this Agreement and termination hereunder shall be without prejudice to any claim for damages in respect of such breach.

(e)      On the termination of his appointment hereunder howsoever arising the Director shall forthwith deliver to the Company all books, documents, records, papers, materials, credit cards, motor cars and other property of or relating to the business of the Group which may then be in his possession or under his power or control.

(f)      If the Director is at any time appointed a director of any member of the Group, he shall upon the termination of this Agreement resign in writing from any office held by him as such director and from all other offices held by him with any other member of the Group and to execute an acknowledgement under seal to the effect that he has no claims against the Company or any of its subsidiaries, (as the case may be) for compensation for loss of office or otherwise.

(g)      The Director shall upon the termination of this Agreement transfer, without payment and in such manner as the Company may require, all such shares in any of the Company’s subsidiaries or associated companies as are held by him as nominee for the Company or any of its subsidiaries as the Company may direct.

The appointment as Director will terminate automatically without any requirement for notice or compensation if you:-

•	vacate your office under the terms of the Company’s Articles of Association or Bye-Laws; or

•

are removed from office as a director by any resolution duly proposed and resolved by the members of the Company in general meeting (provided always that, where a poll is demanded, the result of the poll will count).

7.       NON-SOLICITATION AND RESTRICTIVE COVENANTS

(a)      The Director agrees that during the term of his employment by the Company, without prior consent of the Company :

(i)          he will not engage or be engaged in Hong Kong, the PRC and other territories that the Group operates (the “Territory”) whether directly or indirectly in businesses which compete with the core business of the Company consisting of the manufacturing of hydraulic roof supports at any time during his employment hereunder or (in the case of engagements undertaken after such termination) at the time of the termination of his employment hereunder (“Restricted Business”);

(ii)         he will not take employment with any person, firm, company or organisation engaged in the Territory whether directly or indirectly in any business involving or related to any of the Restricted Business (but this restriction shall not operate so as to prohibit an employment none of the duties of which relate to such businesses) nor assist any such person, firm, company or organisation with technical, commercial or professional advice in relation to the Restricted Business;

(iii)        he will not be engaged or concerned or interested as principal shareholder, employee, agent or otherwise whether directly or indirectly in any company, firm or business which as regards any goods or service is a supplier to or a customer of the Company or any other company in the Group at any time during the currency of his employment under this Agreement;

(iv)        he will not either on his own account or for any person, firm, company or organisation solicit or entice or endeavour to solicit or entice away from the Company any director, manager or employee of any company in the Group whether or not such person would commit;

(v)         he will not directly or indirectly employ any person who has during the currency of his employment hereunder been a director, manager, employee of or consultant to any company in the Group and who by reason of such employment is or may be likely to be in possession of any confidential information or trade secrets relating to the Group’s business or the business of the customers of the Group; and

(vi)        he will not either on his own account or for any person, firm, company or organisation solicit business from any person, firm, company or organisation which at any time during the currency of his employment hereunder has dealt with the Company or any other company in the Group or which on the termination of his employment is in the process of negotiating with the Company or any such company in relation to any of the Restricted Business.

(b)      While the restrictions contained in this Clause are considered by the parties to be reasonable in all the circumstances it is recognised that restrictions of the nature in question may fail for technical reasons unforeseen and accordingly it is hereby agreed and declared that if any such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the Group but would be valid if part of the workings thereof were deleted or the periods (if any) thereof were reduced or the range of products or area dealt with thereby were reduced in scope the said restriction shall apply with such modifications as may be necessary to make it valid and effective.

(c)      Since the Director also may obtain in the course of his employment by reason of services rendered for or offices held in any other company in the Group knowledge of the trade secrets or other confidential information of such company the Director hereby agrees that he will at the request and cost of the Company enter into a direct agreement or undertaking with such company whereby he will accept restrictions corresponding to the restrictions herein contained (or such of them as may be appropriate in the circumstances) in relation to such products and services and such area and for such period as such company may reasonably require for the protection of its legitimate interests.

8.       FORMER SERVICE AGREEMENT AND ENTIRE AGREEMENT

(a)      This Agreement shall be in substitution for any previous service agreement between the Company and the Director or between any company in the Group and the Director and for any terms of employment previously in force between the Company and the Director or between any such company and the Director.

(b)      The Director hereby acknowledges that he has no outstanding claims of any kind against any company in the Group.

(c)      This Agreement embodies all the terms and provisions of and relating to the employment of the Director by the Company and/or by any other company in the Group.

(d)      The terms of this Agreement may only be varied in writing by the parties hereto or their duly authorised agents.

9.       INTERPRETATION

(a)      The headings to the Clauses are for convenience only and have no legal effect.

(b)      In this Agreement, words importing the singular include the plural and vice versa, words importing gender or the neuter include both genders and the neuter and references to persons include bodies corporate or unincorporate.

(c)      References herein to “Clauses” are to clauses of this Agreement.

(d)      References to any statute or statutory provision shall be construed as references to such statute or statutory provision as respectively amended, consolidated or re-enacted, or as its operation is modified by any other statute or statutory provision (whether with or without modification), and shall include any subsidiary legislation enacted under the relevant statute.

10.     NOTICES

(a)      Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent by post or airmail or by facsimile transmission to the relevant party at its address or fax number set out below (or such other address or fax number as the addressee has by five (5) days’ prior written notice specified to the other party):-

To the Company:	ERA Mining Machinery Limited
9/F., Shun Ho Tower,
24-30 Ice House Street,
Central, Hong Kong.

Fax Number: (852) 2973 0881
Attention: The Chairman/The Company Secretary

To the Director:	Dr. Phil Qiu Jin
28 Xibahe Xili, International Apt.C-10C, Chaoyang District,
Beijing 100028, China

(b)      Any notice, demand or other communication so addressed to the relevant party shall be in English and shall be deemed to have been delivered (i) if given or made by post shall be deemed received 3 business days after the date of despatch; (ii) if given or made by hand, when delivered at the address referred to above; and (iii) if given or made by fax, when despatched subject to receipt of uninterrupted transmission provided that any fax received after 5:00 pm. shall be deemed received at 9:00 a.m. on the immediately following business day.

(c)      For the purposes of this clause, “business day” means any day (including Saturday) on which banks in Hong Kong generally are open for business.

11.     SEVERABILITY

If at any time any provision of this Agreement is or becomes invalid, illegal, unenforceable or incapable of performance in any respect, such provision shall be deemed to be deleted from this Agreement, and the validity, legality, enforceability or performance of the remaining provisions of this Agreement shall not thereby in any respect be affected or impaired.

12.     WAIVER AND OTHER RIGHTS

(a)      No single or partial exercise of, or failure or omission to exercise or delay in exercising any right, power or remedy vested in either party under or pursuant to this Agreement or otherwise shall constitute a waiver by such party of such or any other right, power or remedy.

(b)      Any right, power or remedy expressly conferred upon either party under this Agreement shall be in addition to and without prejudice to all other rights, powers and remedies which would otherwise be available to such party under this Agreement or at law.

13.     TIME

Time shall be of the essence of this Agreement, both as regards the dates and periods specifically mentioned in this Agreement and as to any date and period which may by written agreement between or on behalf of the parties be substituted for them.

14.     ASSIGNMENT

This Agreement shall not be capable of being assigned by either party to any person.

15.     SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon the parties and the successors and permitted assigns of the Company, and shall ensure to the benefit of, and be enforceable by, the parties and the successors and permitted assigns of the Company.

16.     COUNTERPARTS

This Agreement may be executed in any member of counterparts and by either party on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

17.     CHOICE OF LAW

This Agreement shall be governed by and construed in accordance with Hong Kong law and the parties hereto submit to the non-exclusive jurisdiction of the Hong Kong Courts in the determination of any dispute arising hereunder.

IN WITNESS whereof the parties hereto have set their respective hands the day and year first above written.

SIGNED by	)	/s/ Dr. Phil Qiu Jin
DR. PHIL QIU JIN	)
in the presence of:	)

SIGNED by	)	/s/ Emory Williams
a director, for and on	)
behalf of ERA MINING MACHINERY LIMITED	)
in the presence of:	)

ERA MINING MACHINERY LIMITED

(incorporated in the Cayman Islands with limited liability)
(the “Company”)

3 January 2012

Mr. Christopher John Parker

Dear Mr. Parker,

Appointment as a Non-Executive Director of the Company

We are pleased to confirm the terms and conditions of your appointment as a non-executive director of the Company as follows:-

1.             Your appointment as a non-executive director of the Company will be for a term of one year and subject to retirement by rotation and re-election by the shareholders of the Company at the annual general meeting of the Company each year whereupon the terms and conditions of this appointment letter shall be automatically renewed unless otherwise agreed between you and us in writing.

2.             Your role will be that of a non-executive director, bringing an objectivity view borne by your outside experience, helping the board of directors of the Company (the “Board”) to provide the Company with effective leadership and ensuring the continuing effectiveness of the management team and the high standards of probity within the Company. The Board may need you to serve on various other committees and/or sub-committees of the Board and/or to accept additional appointments in or on behalf of the Company.

3.             In addition to your general fiduciary responsibilities, you shall faithfully and diligently perform such functions and exercise such powers as are appropriate to your position as a non-executive director.

4.             In order to satisfy the requirements of a public company, you are expected to attend general meetings of the Company, meetings of the Board and of any committees to which you are appointed as a member.

5.             You will not entitle for remuneration for the non-executive director role. You will be fully reimbursed for all reasonable out-of-pocket expenses you incur in discharging your duties upon production of appropriate proofs of payment and in accordance with the Company’s procedures.

6.             Because of your non-executive status, you are not eligible to participate in any bonus schemes or other benefits of the kind available to executive directors of the Company.

7.             In addition to the requirements as set out in paragraph 1 of this letter, your appointment will at all times be terminable by one month’s prior written notice given by either side. Upon the expiry of notice served on you to terminate your appointment, you will resign from your office as a director (and from each and every other office or appointment you then hold in or on behalf of the Company) and, if you have not done so within seven days, you hereby irrevocably appoint any one of your fellow directors for the time being as your attorney to effect such resignation(s) on your behalf by signing any document(s) and doing any other act(s) or thing(s) as may be necessary or requisite.

8.             Your appointment will terminate automatically without any requirement for notice or compensation if you:-

8.1           vacate your office under the terms of the Company’s Bye-Laws;

8.2           are removed from office as a director by any resolution duly proposed and resolved by the members of the Company in general meeting (provided always that, where a poll is demanded, the result of the poll will count); or

8.3           are not re-elected as a director when you submit yourself to re-election.

9.             Your fiduciary duties to the Company require you at all times:-

9.1           to maintain the confidentiality of all information you acquire by virtue of your appointment;

9.2           to act in good faith in the Company’s interests at all times;

9.3           to act at all times for the proper purposes of the Company;

9.4           to carry out your responsibilities with the care, skill and diligence which the Company is reasonably entitled to expect from someone of your experience and expertise; and

9.5           to act only with the proper authority of the Company.

10.           You shall disclose to the Board, all other directorships and other (direct or indirect) interests, employment, consultancies or associations held by you or members of your family. You must also keep the Board informed on a continuing basis of all changes to such arrangements.

11.           You shall not, either during the term of your appointment as the non-executive director of the Company or thereafter:-

11.1         use to the detriment or prejudice of the Company or divulge or communicate to any person any trade secret or confidential information concerning the business or affairs of the Company (except to employees or directors of the Company whose province is to know the same) which may have come to your knowledge during the term of your appointment hereunder; or

11.2         use for your own purpose or for any purposes other than those of the Company or disclose to any third party any information or knowledge of a confidential nature which you may from time to time acquire in relation to any member of the Company but so that this restriction shall cease to apply to any information or knowledge which may come into the public domain (otherwise than through your default).

12.           You shall promptly upon request by the Company or in any event upon your ceasing to be a non-executive director of the Company deliver up to the Company all lists of clients or customers, correspondence and all other documents, papers and records which may have been prepared by you or have come into your possession as a director of the Company, and you shall not be entitled to and shall not retain any copies thereof. Title and copyright therein shall vest in the Company.

13.           By accepting this appointment, you will be deemed to have represented to the Company and The Stock Exchange of Hong Kong Limited (the “Stock Exchange”) that you have satisfied the independence requirements as stipulated in the Listing Rules and will provide confirmation letter to us and the Stock Exchange in this regard on an annual basis or as and when required. You further represent to the Company and the Stock Exchange that you understand your obligations and duties as a non-executive director of a company the securities of which are listed on the main board of the Stock Exchange.

Please sign, date and return the attached copy of this letter to me, confirming your acceptance of the appointment and its terms set out herein. If the terms of this appointment cause you any difficulty, please let me know.

Yours sincerely

/s/ Emory Williams
Emory Williams
Director
ERA Mining Machinery Limited

I, the undersigned, agree to the terms and conditions set out above relating to my appointment as a non-executive director of. In addition, I confirm to the Company and The Stock Exchange of Hong Kong Limited that I understand my obligations and duties as a non-executive director of a company the securities of which are listed on the main board of The Stock Exchange of Hong Kong Limited.

/s/ Christopher John Parker
Christopher John Parker
Date: 3 January 2012